                                                                 EXHIBIT (10.12)
===============================================================================
                             MASTER LEASE AGREEMENT

                          Dated as of August 27, 1999

                                    between


                  ATLANTIC FINANCIAL GROUP, LTD., as Lessor,


                                      and


                           ROWE FURNITURE, INC. AND
                          CERTAIN OTHER SUBSIDIARIES
                             OF THE ROWE COMPANIES
                    THAT MAY HEREAFTER BECOME PARTY HERETO,
                                  as Lessees

                  ___________________________________________


================================================================================

                               TABLE OF CONTENTS
                               (Lease Agreement)

                                                                                  Page
ARTICLE I.         DEFINITIONS.............................................         1

ARTICLE II.        LEASE OF LEASED PROPERTY................................         2
  2.1              Acceptance and Lease of Property........................         2
  2.2              Acceptance Procedure....................................         2

ARTICLE III.       RENT....................................................         2
  3.1              Basic Rent..............................................         2
  3.2              Supplemental Rent.......................................         2
  3.3              Method of Payment.......................................         3
  3.4              Late Payment............................................         3
  3.5              Net Lease; No Setoff, Etc...............................         3
  3.6              Certain Taxes...........................................         5
  3.7              Utility Charges.........................................         6

ARTICLE IV.        WAIVERS.................................................         6

ARTICLE V.         LIENS; EASEMENTS; PARTIAL CONVEYANCES...................         7

ARTICLE VI.        MAINTENANCE AND REPAIR;
                   ALTERATIONS, MODIFICATIONS AND ADDITIONS................         9
  6.1              Maintenance and Repair; Compliance With Law.............         9
  6.2              Alterations.............................................         9
  6.3              Title to Alterations....................................        10

ARTICLE VII.       USE.....................................................        10

ARTICLE VIII.      INSURANCE...............................................        10

ARTICLE IX.        ASSIGNMENT AND SUBLEASING...............................        12

ARTICLE X.         LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE...............        12
  10.1             Event of Loss...........................................        12
  10.2             Event of Taking.........................................        14
  10.3             Casualty................................................        16
  10.4             Condemnation............................................        16
  10.5             Verification of Restoration and Rebuilding..............        17
  10.6             Application of Payments.................................        17
  10.7             Prosecution of Awards...................................        18
  10.8             Application of Certain Payments Not Relating
                   to an Event of Taking...................................        19
  10.9             Other Dispositions......................................        19
  10.10            No Rent Abatement.......................................        19

ARTICLE XI.        INTEREST CONVEYED TO LESSEES............................        19

ARTICLE XII.       EVENTS OF DEFAULT.......................................        20

ARTICLE XIII.      ENFORCEMENT.............................................        23
  13.1             Remedies................................................        23
  13.2             Remedies Cumulative; No Waiver; Consents................        26
  13.3             Purchase Upon an Event of Default.......................        26

ARTICLE XIV.       SALE, RETURN OR PURCHASE OF LEASED PROPERTY;
  RENEWAL..................................................................        27
  14.1             Lessee's Option to Purchase.............................        27
  14.2             Conveyance to Lessee....................................        27
  14.3             Acceleration of Purchase Obligation.....................        28
  14.4             Determination of Purchase Price.........................        28
  14.5             Purchase Procedure......................................        28
  14.6             Option to Remarket......................................        29
  14.7             Rejection of Sale.......................................        32
  14.8             Return of Leased Property...............................        33
  14.9             Renewal.................................................        33
  14.10            Environmental Report....................................        34

ARTICLE XV.        LESSEE'S EQUIPMENT......................................        34

ARTICLE XVI.       RIGHT TO PERFORM FOR LESSEE.............................        35

ARTICLE XVII.      MISCELLANEOUS...........................................        35
  17.1             Reports.................................................        35
  17.2             Binding Effect; Successors and Assigns;
                   Survival................................................        35
  17.3             Quiet Enjoyment.........................................        36
  17.4             Notices.................................................        36
  17.5             Severability............................................        37
  17.6             Amendment; Complete Agreements..........................        37
  17.7             Construction............................................        37
  17.8             Headings................................................        37
  17.9             Counterparts............................................        38
  17.10            Governing Law...........................................        38
  17.11            Discharge of Lessee's Obligations by its
                   Subsidiaries or Affiliates..............................        38
  17.12            Liability of Lessor Limited.............................        38
  17.13            Estoppel Certificates...................................        39
  17.14            No Joint Venture........................................        39
  17.15            No Accord and Satisfaction..............................        39
  17.16            No Merger...............................................        39
  17.17            Survival................................................        40
  17.18            Chattel Paper...........................................        40
  17.19            Time of Essence.........................................        40
  17.20            Recordation of Lease....................................        40
  17.21            Investment of Security Funds............................        40

  17.22            [Reserved.].............................................        41
  17.23            Land and Building.......................................        41
  17.24            Joint and Several.......................................        41

APPENDICES AND EXHIBITS
-----------------------

APPENDIX A     Defined Terms

EXHIBIT A      Lease Supplement

     THIS MASTER LEASE AGREEMENT (as from time to time amended or supplemented, this "Lease"), dated as of August 27, 1999, is among ATLANTIC FINANCIAL GROUP,
      -----
LTD., a Texas limited partnership (together with its successors and assigns hereunder, the "Lessor"), as Lessor, and ROWE FURNITURE, INC., a Virginia
                ------
corporation ("Rowe Furniture"), and certain other Subsidiaries of The Rowe
              --------------
Companies hereafter parties hereto (individually, with its successors and permitted assigns hereunder, each a "Lessee" and collectively, the "Lessees"),
                                     ------                         -------
as Lessees.


                             PRELIMINARY STATEMENT

     A. Lessor has acquired certain parcels of real property specified by Construction Agent, including the improvements thereon (the "Land", such land
                                                             ----
being more particularly described in the related Lease Supplement).

     B. Lessor desires to lease to each Lessee, and each Lessee desires to lease from Lessor, the Land as described in the Lease Supplement(s) to which such Lessee is a party.

     C. The Construction Agent will construct, or cause to be constructed, certain improvements on the Land which as constructed will be the property of Lessor and will become part of such property subject to the terms of this Lease.

     D. With respect to each Leased Property, it is the intent of the Lessees and the Funding Parties that the Lease be treated as an operating lease for financial accounting purposes but for federal, state and local tax and commercial law purposes the Lease shall be treated as the repayment and security provisions of a loan by the Lessor to the Lessee, and that the related Lessee shall be treated as the legal and beneficial owner entitled to any and all benefits of ownership of such Leased Property and all payments of Basic Rent during the Lease Term shall be treated as payments of interest and principal. Each Lessee and each Funding Party agree to file tax returns consistent with such intent.

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, Lessor and Lessees hereby agree as follows:


                                   ARTICLE I.
                                  DEFINITIONS
                                  -----------

     Terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof.
                    ----------

                                  ARTICLE II.
                            LEASE OF LEASED PROPERTY
                            ------------------------

     Section  2.1   Acceptance and Lease of Property. Lessor does hereby lease,
                    --------------------------------
to the related Lessee hereunder for the Lease Term, the Land and Appurtenances thereto, together with any Building which thereafter may be constructed thereon pursuant to the Construction Agency Agreement, but excluding Lessee's Property (the "Leased Property," as more particularly defined in Appendix A to the Master Agreement) and such related Lessee does hereby lease, expressly for the direct benefit of Lessor, commencing on such Closing Date for the Lease Term, the Leased Property.

     Section  2.2   Acceptance Procedure. The Leased Property shall be deemed to
                    --------------------
be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of such Closing Date. The demise and lease of each Leased Property pursuant to this Section 2.2 shall include any
                                               -----------
additional right, title or interest in such Leased Property which may at any time be acquired by Lessor, the intent being that all right, title and interest of Lessor in and to such Leased Property shall at all times be demised and leased to the related Lessee hereunder.


                                  ARTICLE III
                                      RENT
                                      ----

     Section  3.1   Basic Rent.  Subject to Section 2.3(c) of the Master
                    ----------
Agreement, beginning with and including the first Payment Date occurring after the Closing Date, each Lessee shall pay to the Agent the Basic Rent for the Leased Properties subject to a Lease Supplement to which such Lessee is a party, in installments, payable in arrears on each Payment Date during the Lease Term.

     Section  3.2   Supplemental Rent.  Each Lessee shall pay to the Agent, or
                    -----------------
to whomever shall be entitled thereto, any and all Supplemental Rent on the date the same shall become due and payable, but subject to notice and cure periods as hereinafter provided, and in the event of any failure on the part of such Lessee to pay any Supplemental Rent payable to the Agent or any Funding Party within applicable notice and cure periods, the Agent shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. All Supplemental Rent to be paid to the Agent or any Funding Party pursuant to this Section 3.2 shall be payable in the type of funds
                               -----------
and in the manner set forth in Section 3.3.
                               -----------

     Section  3.3   Method of Payment.  Basic Rent shall be paid to the Agent,
                    -----------------
and Supplemental Rent payable to the Agent, any Funding Party or any Indemnitee (including amounts due under Article XIV hereof) shall be paid to the Agent (or
                             -----------
to such Funding Party or Indemnitee as may be entitled thereto) or, in each case, to such Person as the Agent (or such Funding Party or Indemnitee) shall specify in writing to the related Lessee, and at such place as the Agent (or such Funding Party or Indemnitee) shall specify in writing to the related Lessee, which specifications by the Agent shall be given by the Agent at least five (5) Business Days prior to the due date therefor. Each payment of Basic Rent (including payments under Article XIV hereof) shall be made by the Lessees
                               -----------
prior to 12:00 p.m. (noon) Roanoke, Virginia time at the place of payment in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day, unless paying on the next succeeding Business Day puts payment into a different LIBOR period, in which case payment will be credited to or made on the next preceding Business Day to avoid LIBOR breakage costs. The foregoing practice of crediting payments to avoid LIBOR breakage costs shall apply to any payments due Agent or any Funding Parties under the Operative Documents, whether or not specifically stated. Anything contained in the Operative Documents to the contrary notwithstanding, any and all payment obligations of Lessees and Guarantors shall be deemed satisfied by payment to Agent, notwithstanding participation and claims of other Funding Parties.

     Section  3.4   Late Payment.  If any Basic Rent shall not be paid on the
                    ------------
date when due (but subject to notice and cure periods as hereinafter provided and as may be provided in the Operative Documents), the related Lessee shall pay to the Agent, as Supplemental Rent, interest (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the Business Day of payment thereof at the Overdue Rate.

     Section  3.5   Net Lease; No Setoff, Etc.  This Lease is a net lease and
                    -------------------------
notwithstanding any other provision of this Lease, each Lessee shall pay all Basic Rent and Supplemental Rent, and all costs, charges, taxes (other than taxes covered by the exclusion described in Section 7.4(b) of the Master Agreement), assessments and other expenses foreseen or unforeseen, for which such Lessee or any Indemnitee is or shall become liable by reason of such Lessee's or such Indemnitee's estate, right, title or interest in the Leased Properties, or that are connected with or arise out of the acquisition (except the initial costs of purchase by Lessor of its interest in any Leased Property, which costs, subject to the terms of the Master Agreement, shall be funded by the Funding Parties pursuant to the Master Agreement), construction (except costs to be funded under the Construction Agency Agreement), installation, possession, use, occupancy, maintenance, ownership, leasing, repairs and rebuilding of, or addition to, the Leased Properties or any portion thereof, and any other amounts payable hereunder and under the other Operative Documents without (except as otherwise provided herein or under the Operative Documents) counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and each Lessee's obligation to pay all such amounts throughout the Lease Term, including the Construction Term, is absolute and unconditional. The obligations and liabilities of each Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, merchantability, design, quality or fitness for use of any Leased Property or any part thereof, or the failure of any Leased Property to comply with all Applicable Law, including any inability to occupy or use any Leased Property by reason of such non-compliance; (b) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of any Leased Property or any part thereof; (c) any restriction, prevention or curtailment of or interference with any use of any Leased Property or any part thereof including eviction; (d) any defect in title to or rights to any Leased Property or any Lien on such title or rights or on any Leased Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, the Agent or any Lender; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to any Lessee, Lessor, any Lender, the Agent or any other Person, or any action taken with respect to this Lease by any trustee or receiver of any Lessee, Lessor, any Lender, the Agent, or any other Person, or by any court, in any such proceeding; (g) any claim that any Lessee has or might have against any Person, including without limitation, Lessor, any vendor, manufacturer, contractor of or for any Leased Property or any part thereof, the Agent, any Governmental Authority, or any Lender; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement; (i) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by any Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof whether or not related to the Transaction; (j) the impossibility or illegality of performance by any Lessee, Lessor or both; (k) any action by any court, administrative agency or other Governmental

Authority; (l) any restriction, prevention or curtailment of or interference with the Construction or any use of any Leased Property or any part thereof; or
(m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not any Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in Articles XIV or X of
                                                   -------- ---    -
this Lease or elsewhere in this Lease or in other Operative Documents, this Lease shall be noncancellable by each Lessee in any circumstance whatsoever and each Lessee, to the extent permitted by Applicable Law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by such Lessee hereunder. Each payment of Basic Rent, and each payment of Supplemental Rent payable to the Agent, any Funding Party or any Indemnitee, made by a Lessee hereunder shall be final and such Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, the Agent, any Lender or any party to any agreements related thereto for any reason whatsoever subject only to the final sentence of this paragraph. Each Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Leased Properties leased by it and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of either any Lessee or any subtenant of any Lessee on any account or for any reason whatsoever, other than solely by reason of Lessor's willful misconduct or gross negligence. The Lessee agreements in this Section shall not affect any claim, action or right the Lessee may have against the Lessor, the Agent or any other Person.

     Section  3.6   Certain Taxes.  Without limiting the generality of Section
                    -------------                                      -------
3.5, each Lessee agrees to pay when due all real estate taxes, personal property
---
taxes, gross sales taxes, including any sales or lease tax imposed upon the rental payments hereunder or under a sublease, occupational license taxes, water charges, sewer charges, assessments of any nature and all other governmental impositions and charges of every kind and nature whatsoever (the "tax(es)"),
                                                                  -------
when the same shall be due and payable without penalty or interest; provided,
                                                                    --------
however, that this Section shall not apply to any of the taxes covered by the
-------
exclusion described in Section 7.4(b) of the Master Agreement. It is the intention of the parties hereto that, insofar as the same may lawfully be done, Lessor shall be, except as specifically provided for herein, free from all expenses in any way related to the Leased Properties and the use and occupancy thereof. Any tax relating to a fiscal period of any taxing authority falling partially within and partially outside the Lease Term, shall be apportioned and adjusted between Lessor and the related Lessee. Each Lessee covenants to furnish Lessor and the Agent, upon the Agent's written request, within forty-five

(45) days after the last date when any tax must be paid by such Lessee as provided in this Section 3.6, official receipts of the appropriate taxing,
                 -----------
authority or other proof satisfactory to Lessor, evidencing the payment thereof.

     So long as no Event of Default has occurred and is continuing, the related Lessee may defer payment of a tax so long as the validity or the amount thereof is contested by such Lessee with diligence and in good faith; provided, however,
                                                              --------  -------
that such Lessee shall settle such contest, post sufficient bond or pay the tax in sufficient time to prevent delivery of a tax deed. Such contest shall be at the related Lessee's sole cost and expense. Each Lessee covenants to indemnify and save harmless Lessor, which indemnification shall survive the termination of this Lease, the Agent and each Lender from any actual and reasonable costs or expenses incurred by Lessor, the Agent or any Lender as a result of such contest.

     Section  3.7   Utility Charges.  Each Lessee agrees to pay or cause to be
                    ---------------
paid as and when the same are due and payable all charges for gas, water, sewer, electricity, lights, heat, power, telephone or other communication service and all other utility services used, rendered or supplied to, upon or in connection with the Leased Properties leased by it.


                                  ARTICLE IV.
                                    WAIVERS
                                    -------

     During the Lease Term, Lessor's interest in the Leased Properties, including the Building(s) (whether or not completed) and the Land, is demised and let by Lessor "AS IS" subject to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in the Leased Properties, (c) any state of facts which an accurate survey or physical inspection might show (including the survey delivered on the related Closing Date), (d) all Applicable Law, and (e) any violations of Applicable Law which may exist upon or subsequent to the commencement of the Lease Term. EACH LESSEE ACKNOWLEDGES THAT, ALTHOUGH LESSOR WILL OWN AND HOLD TITLE TO THE LEASED PROPERTIES, LESSOR IS NOT RESPONSIBLE FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE BUILDING(S) OR ANY ALTERATIONS. NEITHER LESSOR, THE AGENT NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE VALUE, MERCHANTABILITY, TITLE, HABITABILITY, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE LEASED PROPERTIES (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED

PROPERTIES (OR ANY PART THEREOF), ALL SUCH WARRANTIES BEING HEREBY DISCLAIMED, AND NEITHER LESSOR, THE AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF ANY LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAW, except that Lessor hereby represents and warrants that each Leased Property is and shall be free of Lessor Liens. As between Lessor and the Lessees, each related Lessee has been afforded full opportunity to inspect each Leased Property, is satisfied with the results of its inspections of such Leased Property and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the two preceding sentences, as between Lessor, the Agent or the Lenders on the one hand, and the Lessees, on the other, are to be borne by the Lessees. The provisions of this Article IV have been negotiated,
                                             ----------
and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by Lessor, the Agent or the Lenders, express or implied, with respect to the Leased Properties, that may arise pursuant to any law now or hereafter in effect, or otherwise.


                                   ARTICLE V.
                     LIENS; EASEMENTS; PARTIAL CONVEYANCES
                     -------------------------------------

     No Lessee shall directly or indirectly create, incur or assume, any Lien on or with respect to any Leased Property, the title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of any Leased Property or by reason of labor or materials furnished or claimed to have been furnished to a Lessee, or any of its contractors or agents or Alterations constructed by a Lessee, except, in all cases, Permitted Encumbrances and except as otherwise consented to by the Lessor and the Agent.

     Notwithstanding the foregoing paragraph, at the request of a Lessee, Lessor shall, from time to time during the Lease Term and upon reasonable advance written notice from such Lessee, and receipt of the materials specified in the next succeeding sentence, consent to and join in any (i) grant of easements, licenses, rights of way and other rights in the nature of easements, including, without limitation, utility easements to facilitate Lessees' use, development and construction of the Leased Properties, (ii) release or termination of easements, licenses, rights of way or other rights in the nature of easements which are for the benefit of the Land or the Building(s) or any portion thereof,
(iii) dedication or transfer of portions of the Land, not improved with a Building, for road, highway or other public purposes, (iv) execution of agreements for ingress and egress and amendments to any covenants and restrictions affecting the Land or the Building(s) or any portion thereof, (v) request to any Governmental Authority for platting or subdivision or replatting or resubdivision approval with respect to the Land or any portion thereof or any parcel of land of which the Land or any portion thereof forms a part or a request for rezoning or any variance from zoning or other governmental requirements, and (vi) other matters as Lessee may reasonably request associated with possession, use, occupancy, development, construction, Alterations, renovations, expansion, remodeling, repair, conveyance or rebuilding of or affecting the Leased Property. Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

          (a) any such action shall be at the sole cost and expense of the requesting Lessee and such Lessee shall pay all actual and reasonable out-of-pocket costs of Lessor and the Agent in connection therewith (including, without limitation, the reasonable fees of attorneys, architects, engineers, planners, appraisers and other professionals reasonably retained by Lessor or the Agent in connection with any such action, it being expressly understood that such parties may be approved in advance by Lessor and retained by Lessee as Construction Agent so that duplicate charges may be avoided);

          (b) the requesting Lessee shall have delivered to Lessor and Agent a certificate of a Responsible Officer of such Lessee stating that

               (i) such action will not cause any Leased Property, the Land or any Building or any portion thereof to fail to comply in any material respect with the provisions of this Lease or any other Operative Documents, or in any material respect with Applicable Law; and

               (ii) such action will not materially reduce the Fair Market Sales Value, utility or useful life of any Leased Property, the Land or any Building nor Lessor's interest therein; and

          (c) in the case of any release or conveyance, if Lessor, the Agent or any Lender so reasonably requests, the requesting Lessee will cause to be issued and delivered to Lessor and the Agent by the Title Insurance Company an endorsement to the Title Policy confirming that such release or reconveyance does not impair the validity, enforceability or priority of this Lease or the Lessor's interest in the Leased Property.

                                  ARTICLE VI.
                            MAINTENANCE AND REPAIR;
                    ALTERATIONS, MODIFICATIONS AND ADDITIONS
                    ----------------------------------------

     Section  6.1   Maintenance and Repair; Compliance With Law. Each Lessee, at
                    -------------------------------------------
its own expense, shall at all times (a) maintain each Leased Property leased by it in good repair and condition (subject to ordinary wear and tear), in accordance with prudent industry standards and, in any event, in no less a manner as other similar property owned or leased by such Lessee or its Affiliates, (b) make all Alterations in accordance with, and maintain (whether or not such maintenance requires structural modifications or Alterations) and operate and otherwise keep each Leased Property in compliance in all material respects with, all Applicable Laws and insurance requirements, subject to Lessee's right to contest as hereafter provided, and (c) make all material repairs, replacements and renewals of each Leased Property or any part thereof which may be required to keep such Leased Property in the condition required by the preceding clauses (a) and (b). Each Lessee shall perform the foregoing
              -----------     ---
maintenance obligations regardless of whether any Leased Property is occupied or unoccupied, and nothing herein shall require any Lessee to continuously operate the Leased Property. Each Lessee waives any right that it may now have or hereafter acquire to (i) require Lessor, the Agent or any Lender to maintain, repair, replace, alter, remove or rebuild all or any part of any Leased Property or (ii) make repairs at the expense of Lessor, the Agent or any Lender pursuant to any Applicable Law or other agreements or otherwise. NEITHER LESSOR, THE AGENT NOR ANY LENDER SHALL BE LIABLE TO ANY LESSEE OR TO ANY CONTRACTORS, SUBCONTRACTORS, LABORERS, MATERIALMEN, SUPPLIERS OR VENDORS FOR SERVICES PERFORMED OR MATERIAL PROVIDED ON OR IN CONNECTION WITH ANY LEASED PROPERTY OR ANY PART THEREOF. Neither Lessor, the Agent nor any Lender shall be required to maintain, alter, repair, rebuild or replace any Leased Property in any way. Anything contained in this Lease to the contrary notwithstanding, whenever any obligation, order, rule or requirement, including those claimed to arise under Applicable Law, whether asserted by Governmental Authority or any other Person (other than the Agent, a Funding Party or an Indemnitee), is in fact, asserted, and the same would require the performance or payment by Lessee, and Lessee in good faith believes the same ought to be contested, Lessee shall, subject to indemnification obligations of this Lease, have the right to so contest and to defer performance and payment until the matter is finally resolved; provided, however, that this sentence shall not be deemed to modify or extend the cure period for any Event of Default.

     Section  6.2   Alterations.  Each Lessee may, without the consent of Lessor
                    -----------
(which will not be unreasonably withheld), delayed or conditioned), at such Lessee's own cost and expense, make Alterations which do not diminish the value, utility or useful life of any Leased Property.

     Section  6.3   Title to Alterations.  Title to all Alterations shall
                    --------------------
without further act vest in Lessor (subject to each Lessee's right to remove Lessee's Property, provided that such removal shall not materially diminish the value of the Leased Property) and shall be deemed to constitute a part of the Leased Properties and be subject to this Lease. Notwithstanding the foregoing, Lessee may from time to time remove and convey as Lessor's Agent, such Alterations so long as the proceeds are used to acquire and/or make other Alterations, improvements or installations (including replacement of Equipment financed through funds advanced by Lessor or Lender to the Leased Property) and such removal does not materially diminish the value of the Leased Property. Lessor further acknowledges and does hereby waive any rights or claims of lien (including statutory liens) against Lessee's Property.


                                  ARTICLE VII
                                      USE
                                      ---

     Each Lessee may use each Leased Property leased by it or any part thereof for any lawful purpose, and in a manner consistent with the standards applicable to properties of a similar nature in the geographic area in which such Leased Property is located, provided that such use does not materially adversely affect
                     --------
the Fair Market Sales Value, utility, remaining useful life or residual value of such Leased Property, and does not materially violate or conflict with, or constitute or result in a material default under, any Applicable Law or any insurance policy required hereunder. No Lessee shall commit or permit any waste of any Leased Property or any material part thereof if such waste would materially adversely affect the value or useful life of the Leased Property.


                                  ARTICLE VII
                                   INSURANCE
                                   ---------

          (a) At any time during which any part of any Building or any Alteration is under construction and as to any part of any Building or any Alteration under construction, the related Lessee shall maintain, or cause to be maintained, at its sole cost and expense, as a part of its blanket policies or otherwise, "all risks" non-reporting completed value form of builder's risk insurance.

          (b) During the Lease Term, each Lessee shall maintain, at its sole cost and expense, as a part of its blanket policies or otherwise, insurance against loss or damage to any Building by fire and other risks, including comprehensive boiler and machinery coverage, on terms and in amounts no less favorable than insurance covering other similar properties owned or leased by a Lessee and that are in accordance with prudent industry practice, but in no event less than the replacement cost of such Building from time to time.

          (c) During the Lease Term, each Lessee shall maintain, at its sole cost and expense, commercial general liability insurance with respect to the Leased Properties, as is ordinarily procured by prudent Persons who own or operate similar properties in the same geographic area. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by a Lessee or its Affiliates with respect to similar properties that it owns or leases and that are in accordance with prudent industry practice. Such insurance policies shall also provide that each Lessee's insurance shall be considered primary insurance. Nothing in this Article VIII shall prohibit
                                               ------------
Lessor, the Agent or any Lender from carrying at its own expense other insurance on or with respect to the Leased Properties, provided that any insurance carried
                                             --------
by Lessor, the Agent or any Lender shall not prevent any Lessee from carrying the insurance required hereby.

          (d) Each policy of insurance maintained by a Lessee pursuant to clauses (a) and (b) of this Article VIII shall provide that all insurance
-----------     ---         ------------
proceeds in respect of any loss or occurrence shall be adjusted by such Lessee, except if, and for so long as an Event of Default exists, all losses shall be adjusted solely by, and all insurance proceeds shall be paid solely to, the Agent (or Lessor if the Loans have been fully paid) for application pursuant to this Lease. For so long as no Event of Default exists, insurance proceeds in an aggregate amount not exceeding $10,000,000 may be paid directly to the applicable Lessee, and insurance proceeds exceeding $10,000,000 shall be paid to the Agent, in each case for application pursuant to this Lease.

          (e) On the Closing Date for each Leased Property, on the Completion Date for each Leased Property and on each anniversary of the Initial Closing Date, each Lessee shall furnish Lessor with certificates showing the insurance required under this Article VIII to be in effect and naming Lessor, the Agent
                    ------------
and the Lenders as additional insureds. Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to Lessor and the Agent in the event of cancellation or expiration or nonpayment of premium with respect to such insurance. Each Lessee shall provide evidence to Lessor and the Agent that each insurance policy required by this Article VIII has been renewed or
                                            ------------
replaced prior to the scheduled expiration date therefor.

          (f) Each policy of insurance maintained by a Lessee pursuant to this
Article VIII shall (i) contain the waiver of any right of subrogation of the
------------
insurer against Lessor, the Agent on behalf of the Lenders, and (ii) provide that in respect of the interests of Lessor, the Agent and the Lenders, such policies shall not be invalidated by any fraud, action, inaction or misrepresentation of any Lessee or any other Person acting on behalf of any Lessee.

          (g) All insurance policies carried in accordance with this Article
                                                                     -------
VIII shall be maintained with insurers rated at least A by A.M. Best & Company,
----
and in all cases the insurer shall be qualified to insure risks in the State where each Leased Property is located.


                                  ARTICLE IX.
                           ASSIGNMENT AND SUBLEASING
                           -------------------------

     No Lessee may assign or sublease any of its right, title or interest in, to or under this Lease, except as set forth below. Each Lessee may assign its right under this Lease of all or any portion of any Leased Property, provided that (a)
                                                               --------
all obligations of such Lessee shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no assignment had been made. Each Lessee may sublet all or any portion of its interest in, to or under this Lease and all or any portion of the Leased Property provided (i) each such sublease shall be expressly subject and subordinate to this Lease, the Loan Agreement and the other Operative Documents; and (ii) each such sublease shall terminate on or before the Lease Termination Date. Each Lessee shall give the Agent and Lessor prompt written notice of any such assignment or sublease.

     Except pursuant to an Operative Document, this Lease shall not be mortgaged or pledged by any Lessee, nor shall any Lessee mortgage or pledge any interest in any Leased Property or any portion thereof. Any such mortgage or pledge shall be void.

                                   ARTICLE X.
                   LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE
                   -----------------------------------------

     Section  10.1  Event of Loss.  (a) Any event (i) which would otherwise
                    -------------
constitute a Casualty during the Base Term, and (ii) which, in the good-faith judgment of the related Lessee, renders repair and restoration of a Leased Property impossible or impractical, or requires repairs to a Leased Property that would cost in excess of 50% of the original cost of such Leased Property, and (iii) as to which such Lessee, within sixty (60) days after the occurrence of such event, delivers to Lessor an Officer's Certificate notifying Lessor of such event and of such judgment, shall constitute an "Event of Loss". In the case of any other event which constitutes
               -------------
a Casualty, the related Lessee shall restore such Leased Property pursuant to
Section 10.3. In the case of an Event of Loss where such Leased Property is
------------
susceptible of repair or restoration, the Officer's Certificate delivered pursuant to clause (iii) above shall further specify whether such Lessee elects either (x) to repair and restore the Leased Property, or (y) pay to Lessor the Leased Property Balance in accordance with subsection (c) below; provided, that the Lessee shall not have the right to elect to repair and restore the Leased Property if, on the date of such Officer's Certificate, a Potential Event of Default or an Event of Default shall have occurred and be continuing.

     (b) Any election by a Lessee to repair and restore the Leased Property pursuant to clause (x) above shall be accompanied by (i) a Construction Contract, in form for execution, for the repair or restoration of the Leased Property together with the related Plan and Specifications, each of which shall be reasonably satisfactory in form and substance to the Agent; and (ii) such other evidence and assurances as may be necessary to demonstrate to the Agent's reasonable satisfaction that the insurance proceeds expected to be received in connection with such Event of Loss, together with any remaining Fundings available under the Master Agreement plus Lessee's other sources of funds (whether borrowed or otherwise), but in any case subject to compliance with
Article V of the Master Agreement, will be sufficient to complete the repair or restoration of the Leased Property. Upon the Agent's confirmation that the Lessee has satisfied the conditions for the repair or restoration of the Leased Property as set forth above, (x) the Lessee shall rebuild the Leased Property as provided in Section 10.3, and (y) the Lessee shall turn over to the Agent all
            ------------
insurance proceeds received in connection with such Event of Loss, and the Agent shall disburse such proceeds, together with any insurance proceeds received by the Agent or Lessor in connection with such Event of Loss and remaining Fundings available under the Master Agreement, in accordance with the Master Agreement in the same manner as if the Building were being originally constructed, provided that the Lessee complies with all conditions to Fundings (including without limitation delivery of all assignments, consents, security agreements and title insurance policies) as required under the Master Agreement for such original construction.

     (c) If an Event of Loss other than an Event of Taking shall occur, and the related Lessee does not elect to repair or restore the Leased Property as provided in subsection (b) above (and satisfy the conditions set forth therein) or the Leased Property is otherwise not susceptible of repair or restoration, the related Lessee shall pay to Lessor on the later of (A) ten (10) days following related Lessee's receipt of insurance proceeds under policies carried pursuant to Article XIII, (B) the thirtieth day after delivery of the Officer's Certificate of an Event of Loss or (C) the next Payment Date following delivery of the Officer's Certificate pursuant to clause (iii) above an amount equal to
                                         ------------
the related Leased Property Balance unless such date is less than thirty (30) days after receipt by Lessor and Agent of an Officer's Certificate pursuant to clause (C) above or Lessee's receipt of insurance proceeds (whichever if later), in which case, such payment shall be made on the second Payment Date following delivery of the Officer's Certificate pursuant to clause (iii) above. Upon
                                                  ------------
Lessor's receipt of such Leased Property Balance on such date, Lessor shall cause Lessor's interest in such Leased Property to be conveyed to the related Lessee in accordance with and subject to the provisions of Section 14.5 hereof;
                                                           ------------
upon completion of such purchase, but not prior thereto, this Lease with respect to such Leased Property and all obligations hereunder with respect to such Leased Property shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease. Notwithstanding anything to the contrary herein, Lessee's obligation to pay Basic Rent on each Payment Date shall continue until the payment in full of the Lease Property Balance as set forth above.

     Upon the consummation of the purchase of any Leased Property pursuant to this Section 10.1(c), any proceeds derived from insurance required to be
     ---------------
maintained by the related Lessee pursuant to this Lease for any Leased Property remaining after payment of such purchase price shall be paid over to, or retained by, such Lessee or as it may direct, and Lessor and its assigns (including the Agent and any other Funding Party) shall assign to such Lessee, without warranty, all of its rights to and interest (if any) in such insurance required to be maintained by such Lessee pursuant to this Lease.

     Section  10.2  Event of Taking.  (a) Any event (i) which constitutes a
                    ---------------
Condemnation of all of, or substantially all of, a Leased Property, or (ii) (A) which would otherwise constitute a Condemnation, (B) which, in the good-faith judgment of the related Lessee, renders restoration and rebuilding of a Leased Property impossible or impractical, or requires repairs to a

Leased Property that would cost in excess of 50% of the original cost of such Leased Property, and (C) as to which such Lessee, within sixty (60) days after the occurrence of such event, delivers to Lessor an Officer's Certificate notifying Lessor of such event and of such judgment, shall constitute an "Event
                                                                          -----
of Taking". In the case of any other event which constitutes a Condemnation, the
---------
related Lessee shall restore and rebuild such Leased Property pursuant to
Section 10.4. In the case of an Event of Taking where such Leased Property is
------------
susceptible of repair or restoration, the Officer's Certificate delivered pursuant to clause (ii) above shall further specify whether such Lessee elects either (x) to repair and restore the Leased Property, or (y) pay to Lessor the Leased Property Balance in accordance with subsection (c) below; provided, that the Lessee shall not have the right to elect to repair and restore the Leased Property if, on the date of such Officer's Certificate, a Potential Event of Default or an Event of Default shall have occurred and be continuing.

     (b) Any election by a Lessee to repair and restore the Leased Property pursuant to clause (x) above shall be accompanied by (i) a Construction Contract, in form for execution, for the repair or restoration of the Leased Property together with the related Plan and Specifications, each of which shall be reasonably satisfactory in form and substance to the Agent; and (ii) such other evidence and assurances as may be necessary to demonstrate to the Agent's reasonable satisfaction that the Awards proceeds expected to be received in connection with such Event of Taking, together with any remaining Fundings available under the Master Agreement plus Lessee's other sources of funds (whether borrowed or otherwise), but in any case subject to compliance with
Article V of the Master Agreement, will be sufficient to complete the repair or restoration of the Leased Property. Upon the Agent's confirmation that the Lessee has satisfied the conditions for the repair or restoration of the Leased Property as set forth above, (x) the Lessee shall rebuild the Leased Property as provided in Section 10.4, and (y) the Lessee shall turn over to the Agent all
            ------------
Award proceeds received in connection with such Event of Taking, and the Agent shall disburse such Award proceeds, together with any Award proceeds received by the Agent or Lessor in connection with such Event of Taking and remaining Fundings available under the Master Agreement, in accordance with the Master Agreement in the same manner as if the Building were being originally constructed, provided that the Lessee complies with all conditions to Fundings (including without limitation delivery of all assignments, consents, security agreements and title insurance policies) as required under the Master Agreement for such original construction.

     (c) If an Event of Taking shall occur, and the related Lessee does not elect to repair or restore the Leased Property as provided in subsection (b) above (and satisfy the conditions set forth therein) or the Leased Property is otherwise not susceptible of repair or restoration, the related Lessee shall pay to Lessor (1) on the later of (A) ten (10) days following receipt of Award proceeds, (B) the thirtieth day after delivery of the Officer's Certificate notifying Lessor of such Event of Taking, or (C) the next Payment Date following the occurrence of such Event of Taking, an amount equal to the related Leased Property Balance, provided however, if such date is less than thirty (30) days after receipt by Lessor and Agent of an Officer's Certificate or receipt of Award proceeds described above, such payment shall be postponed to the second Payment Date following delivery of the Officer's Certificate. Upon Lessor's receipt of such Leased Property Balance on such date, Lessor shall cause Lessor's interest in such Leased Property to be conveyed to the related Lessee in accordance with and subject to the provisions of Section 14.5 hereof
                                                    ------------
(provided that such conveyance shall be subject to all rights of the condemning authority); upon completion of such purchase, but not prior thereto, this Lease with respect to such Leased Property and all obligations hereunder with respect to such Leased Property shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease. Notwithstanding anything to the contrary herein, Lessee's obligation to pay Basic Rent on each Payment Date shall continue until the payment in full of the Lease Property Balance as set forth above.

     Upon the consummation of the purchase of such Leased Property pursuant to this Section 10.2(c), all Awards received by Lessor and its assigns (including
     ---------------
the Agent and any other Funding Party), after deducting any reasonable costs incurred by such recipient in collecting such Awards, received or payable on account of an Event of Taking with respect to such Leased Property during the related Lease Term shall be paid to the related Lessee, and all rights of such recipient in Awards not then received shall be assigned to Lessee by such recipient.

     Section  10.3  Casualty.  If a Casualty shall occur which is not an Event
                    --------
of Loss as to which the Lessee is required to pay the related Leased Property Balance pursuant to Section 10.1(a), the related Lessee shall rebuild and
                    ---------------
restore the affected Leased Property, will complete the same prior to the Lease Termination Date (unless at such time Lessee has exercised the purchase option), and will cause the condition set forth in Section 3.5(c) of the Master Agreement
                                          --------------
to be fulfilled with respect to such
restoration and rebuilding prior to the Lease Termination Date, regardless of whether insurance proceeds received as a result of such Casualty are sufficient for such purpose.

     Section  10.4  Condemnation.  If a Condemnation shall occur which is not an
                    ------------
Event of Taking as to which the Lessee is required to pay the related Leased Property Balance pursuant to Section 10.2(a), the related Lessee shall rebuild
                             ---------------
and restore the affected Leased Property, will complete the same prior to the Lease Termination Date, and will cause the condition set forth in Section 3.5(c)
                                                                  --------------
of the Master Agreement to be fulfilled with respect to such restoration and rebuilding prior to the Lease Termination Date.

     Section  10.5  Verification of Restoration and Rebuilding. In the event of
                    ------------------------------------------
Casualty or Condemnation, to verify the related Lessee's compliance with the foregoing Section 10.3 or 10.4, as appropriate, Lessor, the Agent, the Lenders
          ------------    ----
and their respective authorized representatives may, upon five (5) Business Days' notice to such Lessee, make inspections of the affected Leased Property with respect to (i) the extent of the Casualty or Condemnation and (ii) the restoration and rebuilding of the related Building and the Land. All actual and reasonable out-of-pocket costs of such inspections incurred by Lessor, the Agent or any Lender will be paid by the related Lessee promptly after written request. No such inspection shall unreasonably interfere with the related Lessee's operations or the operations of any other occupant of such Leased Property.
None of the inspecting parties shall have any duty to make any such inspection or inquiry and none of the inspecting parties shall incur any liability or obligation by reason of making or not making any such inspection or inquiry.

     Section  10.6  Application of Payments.  All proceeds (except for payments
                    -----------------------
under insurance policies maintained other than pursuant to Article VIII of this
                                                           ------------
Lease) received at any time by Lessor, any Lessee or the Agent from any Governmental Authority or other Person with respect to any Condemnation or Casualty to any Leased Property or any part thereof or with respect to an Event of Loss or an Event of Taking, plus the amount of any payment that would have
                               ----
been due from an insurer but for a Lessee's self-insurance or deductibles ("Loss
                                                                            ----
Proceeds"), shall (except to the extent Section 10.9 applies) be applied as
--------                                ------------
follows:

          (a) In the event the related Lessee purchases such Leased Property pursuant to Section 10.1 or Section 10.2, such Loss Proceeds shall be
                 ------------    ------------
     applied as set forth in Section 10.1 or Section 10.2, as the case may be;
                             ------------    ------------

          (b) In the event of a Casualty at such time when no Event of Default has occurred and is continuing and the related Lessee is obligated to repair and rebuild such Leased Property pursuant to Section 10.3, such
                                                         ------------
     Lessee may, in good faith and subsequent to the date of such Casualty, certify to Lessor and to the applicable insurer that no Event of Default has occurred and is continuing, in which event the applicable insurer shall pay the Loss Proceeds to such Lessee;

          (c) In the event of a Condemnation at such time when no Event of Default has occurred and is continuing and the related Lessee is obligated to repair and rebuild such Leased Property pursuant to Section 10.4, such
                                                            ------------
     Lessee may, in good faith and subsequent to the date of such Condemnation, certify to Lessor and the Agent that no Event of Default has occurred and is continuing, in which event the applicable Award shall be paid over to such Lessee; and

          (d) As provided in Sections 10.8 and 10.9, if such sections are
                             ----------------------
     applicable.

     During any period of repair or rebuilding pursuant to this Article X, this
                                                                ---------
Lease will remain in full force and effect and Basic Rent shall continue to accrue and be payable without abatement or reduction. Each Lessee shall maintain records setting forth information relating to the receipt and application of payments in accordance with this Section 10.6. Such records
                                                ------------
shall be kept on file by each Lessee at its offices and shall be made available to Lessor, the Lenders and the Agent upon request.

     Section  10.7  Prosecution of Awards.
                    ---------------------

          (a) If any Condemnation shall occur, the party receiving the notice of such Condemnation shall give to the other party and the Agent promptly, but in any event within thirty (30) days after the occurrence thereof, written notice of such occurrence and the date thereof, generally describing the nature and extent of such Condemnation. With respect to any Event of Taking or any Condemnation, the related Lessee shall control the negotiations with the relevant Governmental Authority as to any proceeding in respect of which Awards are or may be required, under Section 10.6, to
                                                              ------------
     be assigned or released to such Lessee, unless an Event of Default shall have occurred and be continuing, in which case (i) the Agent (or Lessor if the Loans have been fully paid) shall control such negotiations; and (ii) such Lessee hereby irrevocably assigns, transfers and sets over to Lessor all rights of such Lessee to any Award on account of any Event of Taking or any Condemnation and, if there will not be separate Awards to Lessor and such Lessee on account of such Event of Taking or Condemnation, irrevocably authorizes and empowers the Agent (or Lessor if the Loans have been fully paid) during the continuance of an Event of Default, with full power of substitution, in the name of such Lessee or otherwise (but without limiting the obligations of such Lessee under this Article X), to file and prosecute what would
                            ---------
     otherwise be such Lessee's claim for any such Award and to collect, receipt for and retain the same. In any event Lessor and the Agent may participate in such negotiations, and no settlement will be made without the prior consent of the Agent (or Lessor if the Loans have been fully paid), not to be unreasonably withheld.

          (b) Notwithstanding the foregoing, each Lessee may prosecute, and Lessor shall have no interest in, any claim with respect to Lessee's Property and such Lessee's other personal property and equipment not financed by or otherwise property of Lessor, business interruption or similar award and such Lessee's relocation expenses.

     Section  10.8  Application of Certain Payments Not Relating to an Event of
                    -----------------------------------------------------------
Taking.  In case of a requisition for temporary use of all or a portion of any
------
Leased Property which is not an Event of Taking, this Lease shall remain in full force and effect with respect to such Leased Property, without any abatement or reduction of Basic Rent, and the Awards for such Leased Property shall, unless an Event of Default has occurred and is continuing, be paid to the related Lessee.

     Section  10.9  Other Dispositions.  Notwithstanding the foregoing
                    ------------------
provisions of this Article X, so long as an Event of Default shall have occurred
                   ---------
and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, Lessee pursuant to this
Article X shall be paid to the Agent (or Lessor if the Loans have been fully
---------
paid) as security for the obligations of the Lessees under this Lease and, at such time thereafter as no Event of Default shall be continuing, such amount shall be paid promptly to the related Lessee to the extent not previously applied by Lessor or the Agent in accordance with the terms of this Lease or the other Operative Documents.

     Section  10.10 No Rent Abatement.  Unless and until Lessee or its designee
                    -----------------
shall have purchased the Leased Property as contemplated by Section 10.1 or
Section 10.2, Rent shall not abate hereunder by reason of any Casualty, any Event of Loss, any Event of Taking or any Condemnation of any Leased Property, and each Lessee shall continue to perform and fulfill all of such Lessee's obligations, covenants and agreements hereunder notwithstanding such Casualty, Event of Loss, Event of Taking or Condemnation until the Lease Termination Date.


                                  ARTICLE XI.
                         INTEREST CONVEYED TO LESSEES
                         ----------------------------

     Each Lessee and Lessor intend that this Lease be treated, for accounting purposes, as an operating lease. For all other purposes, each Lessee and Lessor intend that the transaction represented by this Lease be treated as a financing transaction; for such purposes, as provided in the Lease Supplements, it is the intention of the parties hereto (i) that this Lease, as supplemented by the Lease Supplements, be treated as a mortgage or deed of trust (whichever is applicable in the jurisdictions in which the Leased Properties are located) and security agreement, encumbering the Leased Properties, and that, pursuant to the Lease Supplements, each Lessee, as grantor, grant to Lessor, as mortgagee or beneficiary and secured party, or any successor thereto, a first and paramount Lien on each Leased Property in which such Lessee has an interest, (ii) that Lessor shall have, pursuant to the Lease Supplements, all of the rights, powers and remedies of a mortgagee, deed of trust beneficiary or secured party available under Applicable Law to take possession of and sell (whether by foreclosure or otherwise as provided in the Lease Supplements) any Leased Property, (iii) that the effective date of such mortgage, security deed or deed of trust shall be the effective date of this Lease, or the related Lease Supplement, if later, (iv) that the recording of this Lease or a Lease Supplement shall be deemed to be the recording of such mortgage, security deed or deed of trust, and (v) that the obligations secured by such mortgage, security deed or deed of trust shall include the Funded Amounts and all Basic Rent and Supplemental Rent hereunder and all other obligations of and amounts due from each Lessee hereunder and under the Operative Documents.


                                  ARTICLE XII
                               EVENTS OF DEFAULT
                               -----------------

     The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) any Lessee shall fail to make any payment of Basic Rent when due, and such failure shall continue for ten (10) days after written notice thereof from Lessor or the Agent;

          (b) any Lessee shall fail to make any payment of Rent (other than Basic Rent and other than as set forth in clause (c) or any other amount payable
                                          ----------
hereunder or under any of the other Operative Documents (other than Basic Rent and other than as set forth in clause (c)) when due (unless such amount is due
                               ----------
to a third party other than the Agent, a Funding Party or an Indemnitee, and such amount is being contested in good faith by such Lessee), and such failure shall continue for a period of ten (10) days after written notice thereof from Lessor or the Agent;

          (c) any Lessee shall fail to pay the Funded Amount or Lease Balance when due pursuant to Sections 10.1, 10.2, 14.1 or 14.2, or any Lessee shall fail
                     -------------  ----  ----    ----
to pay the Recourse Deficiency Amount when required pursuant to Article XIV or
                                                                -----------
the Construction Agent shall fail to make any undisputed payment when due under the Construction Agency Agreement;

          (d) any Lessee shall fail to maintain insurance as required by Article
                                                                         -------
VIII hereof, and such failure shall continue until the earlier of (i) fifteen
----
(15) days after written notice thereof from Lessor and (ii) the day immediately preceding the date on which any applicable insurance coverage would otherwise lapse or terminate;

          (e) Rowe Companies or Rowe Furniture shall (i) default in any payment of principal of or interest on any Indebtedness or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, and such default shall be continuing and shall result in a Material Adverse Effect; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, and such default shall be continuing, or any other event shall occur or condition exist and be continuing, the effect of which default or other event or condition is to cause, such Indebtedness to become due or required to be purchased, redeemed or otherwise defeased prior to its stated maturity or such Guarantee Obligation to become payable and such default shall result in a Material Adverse Effect;

          (f) (i) Rowe Companies or Rowe Furniture shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Rowe Companies or Rowe Furniture shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Rowe Companies or Rowe Furniture any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the
                                  ----------
entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Rowe Companies or Rowe Furniture any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Rowe Companies or Rowe Furniture shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii)
                                                     ----------   ---     -----
above; or (v) Rowe Companies or Rowe Furniture shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

          (g) the occurrence of any Prohibited Transaction involving any Plan, or other event or circumstance which is not promptly cured and which might constitute grounds for termination of any Plan or grounds for the appointment by the appropriate United States District Court of a trustee to administer any such Plan, the filing of a notice of intent to terminate any Plan or the termination of any Plan, and in each case above, such event or condition, together with all other events or conditions, if any, could in the opinion of the Agent subject any Obligor or any of its Significant Subsidiaries to any tax, penalty or other liability to a Plan, or otherwise which would, in the reasonable opinion of the Agent, have a Material Adverse Effect;

          (h) any Operative Document ceases to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested by any Obligor, or any Obligor shall deny it has any further liability or obligation under the Operative Documents;

          (i) one or more judgments, decrees, or orders for the payment of money which in the aggregate causes a material adverse change in any Obligor's ability to meet its obligations under the

Operative Documents shall be rendered against any Obligor, and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of thirty (30) days after entry thereof without being vacated, discharged, satisfied, stayed or bonded pending appeal;

          (j) any representation or warranty by Rowe Furniture or any Lessee in any Operative Document or in any certificate or document delivered to Lessor, the Agent or any Lender pursuant to any Operative Document shall have been incorrect in any material respect when made;

          (k) any Lessee or Rowe Furniture shall fail in any material respect to timely, perform or observe any covenant, condition or agreement (not included in clause (a), (b), (c), (d), (e), (f), (g), (h) or (i) of this Article XII) to be
----------  ---  ---  ---  ---  ---  --   ---    ---         -----------
performed or observed by it hereunder or under any other Operative Document and such failure shall continue for a period of thirty (30) days after such Lessee's receipt of written notice thereof from Lessor, the Agent or any Lender;

          (l) any Guarantor shall repudiate or terminate the Guaranty, or the Guaranty shall at any time cease to be in full force and effect or cease to be the legal, valid and binding obligation of the Guarantors; or

          (m) Rowe Companies or Rowe Furniture (as agreed between Lessee and Agent) shall fail to enter into a Qualified Swap Agreement by November 30, 2000 or, thereafter, fail to have and maintain a Qualified Swap Agreement due to an early termination of such agreement or if for any other reason the Qualified Swap Agreement shall cease to be in full force and effect or cease to be the legal, valid and binding obligation of the other counterparty thereunder.


                                  ARTICLE XII
                                  ENFORCEMENT
                                  -----------

     Section  13.   Remedies.  Upon the occurrence and during the continuance of
                    --------
any Event of Default, Lessor may do one or more of the following as Lessor in its sole discretion shall determine, without limiting any other right or remedy Lessor may have on account of such Event of Default (including, without limitation, the obligation of the Lessees to purchase the Leased Properties as set forth in Section 14.3):
             ------------

          (a) Lessor may, by notice to Rowe Furniture, rescind or terminate this Lease as of the date specified in such notice; provided, however, (A) no
                                                    --------  -------
     reletting, reentry or
     taking of possession of any Leased Property by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Rowe Furniture, (B) notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default,(C) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of any Leased Property shall be valid unless the same be made in writing and executed by Lessor and (d) Lessor hereby waives any right it may otherwise have as a landlord under Applicable Law, prior to its rescission or termination of this Lease as provided above, to take possession of the Leased Property without affording the related Lessee an opportunity for a hearing or the merits and due process prior to such taking of possession;

          (b) Lessor may (i) demand that the Lessees, and the Lessees shall upon the written demand of Lessor, return the Leased Properties promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VI and XIV hereof as if the Leased
                                    -----------     ---
     Properties were being returned at the end of the Lease Term, and Lessor shall not be liable for the reimbursement of any Lessee for any costs and expenses incurred by such Lessee in connection therewith and (ii) without prejudice to any other remedy which Lessor may have for possession of the Leased Properties, and to the extent and in the manner permitted by Applicable Law, enter upon any Leased Property and take immediate possession of (to the exclusion of the related Lessee) any Leased Property or any part thereof and expel or remove the related Lessee and any other person who may be occupying such Leased Property, by summary proceedings or otherwise, all without liability to any Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, the Lessees shall be responsible for the actual and reasonable costs and expenses of reletting, including brokers' fees and the reasonable costs of any alterations or repairs made by Lessor;

          (c) Lessor may, at its option, not terminate this Lease, and continue to collect all Basic Rent, Supplemental Rent, and all other amounts (including, without limitation, the Funded Amount) due Lessor (together with all costs of collection) and enforce the Lessees' obligations under this Lease as and when the same become due, or are to be performed, and at the option of Lessor, upon any abandonment of any Leased Property by Lessee or re-entry of same by

     Lessor, Lessor may, in its sole and absolute discretion, elect not to terminate this Lease with respect thereto and may make such reasonable alterations and necessary repairs in order to relet such Leased Property, and relet such Leased Property or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by Lessor from such reletting shall be applied to the Lessees' obligations hereunder. If such rentals received from such reletting during any Rent Period are less than the Rent to be paid during that Rent Period by the Lessees hereunder, the Lessees shall pay any deficiency, as calculated by Lessor, to Lessor on the Payment Date for such Rent Period;

          (d) If any Leased Property has not been sold, Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraph (b) or (c) of this Article XIII with
                             -------------                ------------
     respect to such Leased Property, demand, by written notice to the related Lessee specifying a date (the "Final Rent Payment Date") not earlier than
                                    -----------------------
     30 days after the date of such notice, that such Lessee purchase, on the Final Rent Payment Date, such Leased Property in accordance with the provisions of Sections 14.2, 14.4 and 14.5; provided, however, that (1)
                   -------------  ----     ----  --------  -------
     such purchase shall occur on the date set forth in such notice, notwithstanding the provision in Section 14.2 calling for such purchase to
                                      ------------
     occur on the Lease Termination Date; and (2) Lessor's obligations under
     Section 14.5(a) shall be limited to delivery of a special warranty deed and
     ---------------
     quit claim bill of sale of such Leased Property, without recourse or warranty, but free and clear of Lessor Liens;

          (e) Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any Rent Period(s), and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent Rent Period(s), or Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term; or

          (f) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Event of

     Default, be required to pay to, or turn over to, a Lessee pursuant to the terms of this Lease.

          (g) Anything contained in this Section 13.1 or elsewhere in this Lease or the other Operative Documents to the contrary notwithstanding, any payments of Basic Rent made to Lessor hereunder shall be first applied against and deemed payments made to Funding Parties in full or partial satisfaction of the Notes, whether or not such payments are actually remitted by Lessor to Lenders.

     Section  13.2   Remedies Cumulative; No Waiver; Consents. To the extent
                     ----------------------------------------
permitted by, and subject to the mandatory requirements of, Applicable Law, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of any Lessee or to be an acquiescence therein. Lessor's consent to any request made by any Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Potential Event of Default or Event of Default. Lessor hereby waives any right to distrain Lessee's Property and any landlord lien or similar lien upon Lessee's Property, regardless of whether such lien is created by statute or otherwise. Lessor agrees, at the request of the Lessee, to execute an acknowledgment of its waiver of any landlord's or similar lien for the benefit of any present or future holder of a security interest in, or lessor of any Lessee's Property, subject to the approval of the form and substance of such waiver by Lessor, which approval shall not be unreasonably withheld or delayed. Lessor acknowledges, and agrees to acknowledge in the future (in a written form reasonably satisfactory to the Lessee and Lessor), to such persons, at such times and for such purposes as the Lessee may reasonably request, that Lessee's Property is the Lessee's property and not fixtures or a part of the Leased Property or any portion thereof (regardless of whether or not or to what extent such Lessee's

Property is affixed to the Leased Property or any portion thereof), or otherwise subject to the terms of this Lease, and that Lessor has no right, title or interest in any of Lessee's Property. The Lessee agrees that, upon termination of this Lease, and unless the Lessee has purchased the Leased Property, it will promptly remove all Lessee's Property from the Leased Property and repair any damage to the Leased Property caused by such removal.

     Section  13.   Purchase Upon an Event of Default. Upon the occurrence of an
                    ---------------------------------
Event of Default, until the later of (i) the date that is sixty (60) days after Rowe Furniture or a Lessee receives written notice of such Event of Default and
(ii) such time as Lessor notifies Rowe Furniture or the applicable Lessee that it has commenced material preparations for the sale or release of the Leased Properties, the Lessees may purchase all, but not less than all, of the Leased Properties for the Lease Balance, plus any amounts due pursuant to Section 7.5 of the Master Agreement. Such purchase shall be made in accordance with Section
                                                                         -------
14.5, upon not less than five (5) Business Days' written notice (which shall be
----
irrevocable) to Lessor, which notice shall set forth the date of purchase (which shall be a date no later than 10 Business Days from the date of such notice).


                                  ARTICLE XIV
              SALE, RETURN OR PURCHASE OF LEASED PROPERTY; RENEWAL
              ----------------------------------------------------

     Section  14.   Lessee's Option to Purchase.  Subject to the terms,
                    ---------------------------
conditions and provisions set forth in this Article XIV, each Lessee shall have
                                            -----------
the option (the "Purchase Option"), at any time during the term of this Lease
                 ---------------
(but subject to the provisions of Section 3.3 respecting deferment of payment to fall on a Payment Date to avoid breakage costs), to be exercised as set forth below, to purchase from Lessor, Lessor's interest in all of the Leased Properties. Such option shall be exercised by written notice to Lessor, which notice shall be irrevocable; such notice shall specify the date that such purchase shall take place, which date shall be a date occurring not less than thirty (30) days after such notice or the Lease Termination Date (whichever is earlier). If the Purchase Option is exercised pursuant to the foregoing, then, subject to the provisions set forth in this Article XIV, on the applicable
                                            -----------
purchase date or the Lease Termination Date, as the case may be, Lessor shall convey to each Lessee, without recourse or warranty (other than as to the absence of Lessor Liens) and each Lessee shall purchase from Lessor, Lessor's interest in the Leased Properties leased by such Lessee.

     Section  14.2    Conveyance to Lessee.  Unless (a) the Lessees shall have
                      --------------------
properly exercised the Purchase Option and purchased the Leased Properties pursuant to Section 14.1, or (b) the Lessees shall have properly exercised the
            ------------
Remarketing Option and shall have fulfilled all of the conditions of Section
                                                                     -------
14.6 hereof, then, subject to the terms, conditions and provisions set forth in
----
this Article XIV, the applicable Lessee shall purchase from Lessor, and Lessor
     -----------
shall convey to such Lessee, on the Lease Termination Date all of Lessor's interest in the Leased Properties leased to such Lessee. Any Lessee may designate, in a notice given to Lessor not less than ten (10) days prior to the closing of such purchase, or any purchase pursuant to Section 14.1,(time being
                                                      ------------
of the essence), the transferee to whom the conveyance shall be made (if other than to such Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however,
                                                           --------  -------
that such designation of a transferee shall not cause any Lessee to be released, fully or partially, from any of its obligations under this Lease.

     Section  14.3   Acceleration of Purchase Obligation.  The Lessees shall be
                     -----------------------------------
obligated to purchase Lessor's interest in the Leased Properties immediately, automatically and without notice upon the occurrence of any Event of Default specified in clause (f) of Article XII, for the purchase price set forth in
             ----------    -----------
Section 14.4.  Upon the occurrence and during the continuance of any other Event
------------
of Default, the Lessees shall be obligated to purchase Lessor's interest in the Leased Properties for the purchase price set forth in Section 14.4 upon notice
                                                      ------------
of such obligation from Lessor.

     Section  14.4   Determination of Purchase Price.  Upon the purchase by the
                     -------------------------------
Lessees of Lessor's interest in the Leased Properties upon the exercise of the Purchase Option or pursuant to Section 14.2 or 14.3, the aggregate purchase
                               --------------------
price for all of the Leased Properties shall be an amount equal to the Lease Balance as of the closing date for such purchase, plus any amount due pursuant
                                                  ----
to Section 7.5(f) of the Master Agreement as a result of such purchase.

     Section  14.5   Purchase Procedure.
                     ------------------

          (a) If a Lessee shall purchase Lessor's interest in a Leased Property pursuant to any provision of this Lease, (i) such Lessee shall accept from Lessor and Lessor shall convey such Leased Property by a duly executed and acknowledged special warranty deed and quit claim bill of sale substantially in the form of the instruments by which the Land was conveyed to Lessor of such a Leased Property in recordable form, (ii) upon the date fixed for any purchase of Lessor's interest in Leased Property hereunder, the related Lessee(s) or its designee shall pay to the order of the Agent (or Lessor if the Loans have been paid in full) the Lease Balance or Leased Property Balance, as applicable, plus any amount due pursuant to Section 7.5 of the Master Agreement as a result of such purchase by wire transfer of immediately available funds, and (iii) Lessor and the Funding Parties will execute and deliver to the related Lessee such other documents, including releases, affidavits, termination agreements and termination statements, as may be legally required or as may be reasonably requested by Lessee in order to effect such conveyance, free and clear of Lessor Liens and the Liens of the Operative Documents.

          (b) Each Lessee or its designee shall, at such Lessee's or such designee's sole cost and expense, obtain all required governmental and regulatory approval and consents and in connection therewith shall make such filings as required by Applicable Law; in the event that Lessor is required by Applicable Law to take any action in connection with such purchase and sale, the Lessees shall pay prior to transfer all costs incurred by Lessor in connection therewith. Without limiting the foregoing, all actual and reasonable costs incident to such conveyance, including, without limitation, each Lessee's attorneys' fees, Lessor's attorneys' fees, commissions, each Lessee's and Lessor's escrow fees, recording fees, title insurance premiums and all applicable documentary transfer or other transfer taxes and other taxes required to be paid in order to record the transfer documents that might be imposed by reason of such conveyance and the delivery of such deed shall be borne entirely by and paid by the Lessees.

          (c) Upon expiration or termination of this Lease resulting in conveyance of Lessor's interest in the title to the Leased Properties to the Lessees, there shall be no apportionment of rents (including, without limitation, water rents and sewer rents), taxes, insurance, utility charges or other charges payable with respect to the Leased Properties, all of such rents, taxes, insurance, utility or other charges due and payable with respect to the Leased Properties prior to termination being payable by the Lessees hereunder and all due after such time being payable by the Lessees as the then owners of the Leased Properties.

     Section  14.6   Option to Remarket.  Subject to the fulfillment of each of
                     ------------------
the conditions set forth in this Section 14.6, the Lessees shall have the option
                                 ------------
to market all of, but not less than all of, the Leased Properties for Lessor (the "Remarketing Option").
      ------------------

     The Lessees' effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions, the failure of any of which, unless waived in writing by Lessor and the Lenders, shall render the Remarketing Option and the Lessees' exercise thereof null and void, in which event, each Lessee shall be obligated to perform its obligations under Section 14.2.
                      ------------

          (a) Not later than twelve months prior to the Lease Termination Date, Rowe Furniture shall give to Lessor and the Agent written notice of the Lessees' exercise of the Remarketing Option.

          (b) Not later than ten (10) Business Days prior to the Lease Termination Date, each Lessee shall deliver to Lessor and the Agent an environmental assessment of each Leased Property leased by it dated not later than forty-five (45) days prior to the Lease Termination Date. Such environmental assessment shall be prepared by an environmental consultant selected by Lessees and reasonably acceptable to the Agent, shall be in form, detail and substance reasonably satisfactory to the Agent, and shall otherwise indicate no material adverse change in the environmental condition of each Leased Property from that described in the related Environmental Audit.

          (c) On the date of Rowe Furniture's notice to Lessor and the Agent of the Lessees' exercise of the Remarketing Option, each of the Construction Conditions shall have been timely satisfied and no Event of Default or Potential Event of Default shall exist, and thereafter, no Event of Default or Potential Event of Default shall exist under this Lease.

          (d) Each Lessee shall have completed all Alterations, restoration and rebuilding of the Leased Properties leased by it pursuant to Sections 6.1,
                                                                  ------------
     6.2, 10.3 and 10.4 (as the case may be) or shall provide reasonable
     ---  ----     ----
     assurances acceptable to Lessor that such Alterations will be completed within a reasonable period of time and shall have provided or shall provide reasonable assurances acceptable to Lessor that it will fulfill all of the conditions and requirements in connection therewith pursuant to said Sections, in each case within a reasonable period of time.
     --------

          (e) Each Lessee shall promptly provide any maintenance records relating to each Leased Property leased by it to Lessor, the Agent and any potential purchaser upon request, and shall otherwise do all things reasonably necessary to deliver possession of such Leased Property to the potential purchaser. After reasonable prior notice, each Lessee shall allow Lessor, the Agent and any potential purchaser access to any Leased Property for the purpose of inspecting the same, provided that Lessor, Agent and such potential purchaser shall use best efforts not to disrupt Lessee's business.

          (f) On the Lease Termination Date, each Lessee shall surrender the Leased Properties leased by it in accordance with Section 14.8 hereof,
                                                       ------------
     unless the Lease has been renewed pursuant to Section 14.9 or the Leased
                                                   ------------
     Properties have been purchased pursuant to Section 14.1 (it being
                                                ------------
     understood that Lessee may change its position and exercise its option to purchase at any time prior to sale by Lessor to a third party).

          (g) In connection with any such sale of the Leased Properties, each Lessee will provide to the purchaser all customary "seller's" indemnities in favor of the purchaser (taking into account the location and nature of the Leased Properties and negotiations between Lessee, Lessor and the potential purchaser), representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of the Leased Properties, including, without limitation, an environmental indemnity, which shall not extend beyond two years after the closing of such sale. Each Lessee shall fulfill all of the requirements set forth in clause (b)
                                                                    ----------
     of Section 14.5, and such requirements are incorporated herein by
        ------------
     reference. As to Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by Lessor, other than the absence of Lessor Liens.

          (h) In connection with any such sale of Leased Properties, each Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Leased Properties leased by it, whether incurred by Lessor, any Lender, the Agent or such Lessee, including without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, Lessor's and the Agent's attorneys' fees, such Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.
     To the extent the sum of gross sales proceeds, less the Recourse Deficiency Amount plus costs and expenses of sale, exceed the Lease Balance as of the date of sale, such sums shall be paid over to Lessee.

          (i) The Lessees, jointly and severally, shall pay to the Agent on the Lease Termination Date (or to such other Person as Agent shall notify Lessee in writing, or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Recourse Deficiency Amount, plus all accrued and unpaid Basic Rent
                                        ----
     and Supplemental Rent, and all other amounts hereunder which have accrued prior to or as of such date, in the type of funds specified in Section 3.3
                                                                    -----------
     hereof.

If the Lessees have exercised the Remarketing Option, the following additional provisions shall apply: During the period commencing on the date twelve months prior to the scheduled expiration of the Lease Term, one or more of the Lessees shall, as nonexclusive agent for Lessor, use commercially reasonable efforts to sell Lessor's interest in the Leased Properties and will attempt to obtain the highest purchase price therefor. All such marketing of the Leased Properties shall be at the Lessees' sole expense. Lessee promptly shall submit all bids to Lessor and the Agent and Lessor and the Agent will have the right to review the same and the right to submit any one or more bids. All bids shall be on an all-cash basis. In no event shall such bidder be Lessee or any Subsidiary or Affiliate of Lessee. The written offer must specify the Lease Termination Date as the closing date. If, and only if, the aggregate selling price (net of closing costs and prorations, as reasonably estimated by the Agent) is less than the difference between the Lease Balance at such time minus the Recourse Deficiency Amount, then Lessor or the Agent may, in its sole and absolute discretion, by notice to Rowe Furniture, reject such offer to purchase, in which event the parties will proceed according to the provisions of Section 14.7
                                                              ------------
hereof. If neither Lessor nor the Agent rejects such purchase offer as provided above, the closing of such purchase of the Leased Properties by such purchaser shall occur on the Lease Termination Date, contemporaneously with the Lessees' surrender of the Leased Properties in accordance with Section 14.8 hereof, and
                                                      ------------
the gross proceeds of the sale (i.e., without deduction for any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Agent (or Lessor if the Funded Amounts have been fully paid); provided, however,
                                                              --------  -------
that if the sum of the gross proceeds from such sale plus the Recourse Deficiency Amount paid by the Lessees on the Lease Termination Date pursuant to
Section 14.6(i), minus any and all costs and expenses (including broker fees,
---------------
appraisal costs, legal fees and transfer taxes) actually and reasonably incurred by the Agent or Lessor in connection with the marketing of the Leased Properties or the sale thereof exceeds the Lease Balance as of such date, then the excess shall be paid to Rowe Furniture on the Lease Termination Date. No Lessee shall have the right, power or authority to bind Lessor in connection with any proposed sale of the Leased Properties.

     Section  14.7   Rejection of Sale.  Notwithstanding anything contained
                     -----------------
herein to the contrary, if Lessor or the Agent rejects the purchase offer for the Leased Properties as provided in Section 14.6, then (a) the Lessees, jointly
                                     ------------
and severally, shall pay to the Agent the Recourse Deficiency Amount pursuant to
Section 14.6(i), (b) Lessor shall retain title to the Leased Properties, and (c)
---------------
in addition to each Lessee's other obligations hereunder, the Lessees, jointly and severally, will reimburse Lessor and the Agent, within ten (10) Business Days after written request, for all reasonable costs and expenses incurred by Lessor or Agent during the period ending on the first anniversary of the Lease Termination Date in connection with the marketing, sale, closing or transfer of the Leased Properties, which obligation shall survive the Lease Termination Date and the termination or expiration of this Lease.

     Section  14.8   Return of Leased Property.  If Lessor retains title to any
                     -------------------------
Leased Property pursuant to Section 14.7 hereof, then each Lessee shall, on the
                            ------------
Lease Termination Date, and at its own expense, return possession of the Leased Properties leased by it to Lessor for retention by Lessor or, if the Lessees properly exercise the Remarketing Option and fulfill all of the conditions of
Section 14.6 hereof and neither Lessor nor the Agent rejects such purchase offer
------------
pursuant to Section 14.6, then each Lessee shall, on such Lease Termination
            ------------
Date, and at its own cost, transfer possession of the Leased Properties leased by it to the independent purchaser thereof, in each case by surrendering the same into the possession of Lessor or such purchaser, as the case may be, free and clear of all Liens other than Lessor Liens, in as good condition as it was on the Completion Date therefor in the case of new Construction, or the Funding Date (as modified by Alterations permitted by this Lease), ordinary wear and tear excepted, and in compliance in all material respects with Applicable Law. Each Lessee shall, on and within a reasonable time before and after the Lease Termination Date, cooperate with Lessor and the independent purchaser of any Leased Property leased by such Lessee in order to facilitate the ownership and operation by such purchaser of such Leased Property after the Lease Termination Date, which cooperation shall include the following, all of which such Lessee shall do on or before the Lease Termination Date or as soon thereafter as is reasonably practicable: providing all books and records regarding the maintenance and ownership of such Leased Property and all know-how, data and technical information relating thereto, providing a copy of the Plans and Specifications, granting or assigning all licenses (to the extent assignable) necessary for the operation and maintenance of such Leased Property, and cooperating in seeking and obtaining all necessary Governmental Action. Each Lessee shall have also paid the cost of all Alterations commenced prior to the Lease Termination Date. The obligations of such

Lessee under this Article XIV shall survive the expiration or termination of
                  -----------
this Lease.

     Section  14.9   Renewal.  Subject to the conditions set forth herein, Rowe
                     -------
Furniture may, by written notice to Lessor and the Agent given not later than six months prior to the then scheduled Lease Termination Date, request the renewal of this Lease, for five years in the case of the first renewal term and five years in the case of the second renewal term, in each case commencing on the date following such Lease Termination Date. No later than the date that is 45 days after the date the request to renew has been delivered to each of Lessor and the Agent, the Agent will notify Rowe Furniture whether or not Lessor and the Lenders consent to such renewal request (which consent, in the case of Lessor and the Lenders, may be granted or denied in their sole discretion, and may be conditioned on such conditions precedent as may be specified by Lessor and the Lenders). If the Agent fails to respond within such time frame, such failure shall be deemed to be a rejection of such request. If the Agent notifies Rowe Furniture of Lessor's and the Lenders' consent to such renewal, such renewal shall be effective.

     Section  14.10   Environmental Report.  Upon termination of this Lease,
                      --------------------
unless the Lessees have exercised the Remarketing Option and complied with
Section 14.6, each Lessee shall deliver, at the Lessees' expense, to Lessor and
------------
the Agent an environmental assessment of each Leased Property leased by it at any time during the Lease Term. Such environmental assessment shall be prepared by an environmental consultant, selected by Lessee and reasonably acceptable to Lessor and Agent, and shall be in a form, reasonably satisfactory to Lessor and the Agent.


                                  ARTICLE XV.
                              LESSEE'S EQUIPMENT
                              ------------------

     After any repossession of any Leased Property (whether or not this Lease has been terminated), the related Lessee, at its expense and so long as such removal of such trade fixture, personal property or equipment shall not result in a violation of Applicable Law, shall, within a reasonable time after such repossession or within sixty (60) days after such Lessee's receipt of Lessor's written request (whichever shall first occur), remove all of Lessee's Property (to the extent that the same can be readily removed from such Leased Property without causing material damage to such Leased Property); provided, however,
                                                          --------  -------
that such Lessee shall not remove any such trade fixtures, personal property or equipment that has been financed by Lessor under the Operative Documents or otherwise constituting Leased Property (or that constitutes a replacement of such property).  Any of a Lessee's trade fixtures, personal property and equipment not so removed by such Lessee within such period shall be considered abandoned by such Lessee, and title thereto shall without further act vest in Lessor, and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without notice to any Lessee and without obligation to account therefor and the related Lessee will pay Lessor, upon written demand, all reasonable costs and expenses incurred by Lessor in removing, storing or disposing of the same and all costs and expenses incurred by Lessor to repair any damage to such Leased Property caused by such removal. Each Lessee will immediately repair at its expense all damage to such Leased Property caused by any such removal (unless such removal is effected by Lessor, in which event such Lessee shall pay all reasonable costs and expenses incurred by Lessor for such repairs). Lessor shall have no liability in exercising Lessor's rights in good faith and using reasonable care under this Article XV, nor shall Lessor be responsible for any
                           ----------
loss of or damage to any Lessee's personal property and equipment.


                                  ARTICLE XVI
                          RIGHT TO PERFORM FOR LESSEE
                          ---------------------------

     If any Lessee shall fail to perform or comply with any of its agreements contained herein, Lessor, upon notice to Rowe Furniture or such Lessee, and failure of such party to thereafter perform or comply within reasonable time frames, may perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the actual and reasonable expenses of Lessor (including actual and reasonable attorneys' fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent, payable by the related Lessee to Lessor within thirty (30) days after written demand therefor.


                                  ARTICLE XVII
                                 MISCELLANEOUS
                                 -------------

     Section  17.1   Reports.  To the extent required under Applicable Law and
                     -------
to the extent it is reasonably practical for a Lessee to do so, such Lessee shall prepare and file in timely fashion, or, where such filing is required to be made by Lessor or it is otherwise not reasonably practical for a Lessee to make such filing, Lessee shall prepare and deliver to Lessor (with a copy to the Agent) within a reasonable time prior to the date for filing and Lessor shall file, any material reports with respect to the condition or operation of such Leased Property that shall be required to be filed with any Governmental Authority.

     Section  17.2   Binding Effect; Successors and Assigns; Survival. The terms
                     ------------------------------------------------
and provisions of this Lease, and the respective rights and obligations hereunder of Lessor and the Lessees, shall be binding upon their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer any Leased Property or any interest therein in accordance with the provisions of the Operative Documents), and inure to the benefit of their respective permitted successors and assigns, and the rights granted hereunder to the Agent and the Lenders shall inure (subject to such conditions as are contained herein) to the benefit of their respective permitted successors and assigns. Each Lessee hereby acknowledges that Lessor has assigned all of its right, title and interest to, in and under this Lease to the Agent and the Lenders pursuant to the Loan Agreement and related Operative Documents, and that all of Lessor's rights hereunder may be exercised by the Agent.

     Section  17.3   Quiet Enjoyment.  Lessor covenants that it will not
                     ---------------
interfere in the related Lessee's or any of its permitted sublessees' quiet enjoyment of the Leased Properties in accordance with this Lease during the Lease Term, so long as no Event of Default has occurred and is continuing. Such right of quiet enjoyment is independent of, and shall not affect, Lessor's rights otherwise to initiate legal action to enforce the obligations of the Lessees under this Lease.

     Section  17.4   Notices.  Unless otherwise specified herein, all notices,
                     -------
offers, acceptances, rejections, consents, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given as set forth in Section 8.2 of the Master Agreement. All such notices, offers, acceptances, rejections, consents, requests, demands or other communications shall be addressed as follows or to such other address as any of the parties hereto may designate by written notice:

     If to Lessor:            Atlantic Financial Group, Ltd.
                              c/o Grogan & Brawner
                              2311 Cedar Springs Road, Suite 150
                              Dallas, Texas  75201
                              Attn:  Stephen Brookshire

     If to Rowe Furniture:  The Rowe Companies
                              239 Rowan Street
                              Salem, VA 24153
                              Attn:  Garry W. Angle

     With a copy to:          Sidney J. Silver, Esq.
                              Silver, Freedman & Taff, L.L.P.
                              1100 New York Avenue, N.W., 7th Fl.
                              Washington, D.C. 20005

     If to Agent:             Crestar Bank
                              510 South Jefferson Street
                              Roanoke, Virginia 24011
                              Attn:  Martha Shifflett

     If to a Lender, to the address provided in the Master Agreement.

     Section  17.5   Severability.  Any provision of this Lease that shall be
                     ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Law, each Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

     Section  17.6   Amendment; Complete Agreements.  Neither this Lease nor any
                     ------------------------------
of the terms hereof may be terminated, amended, supplemented, waived or modified orally, except by an instrument in writing signed by Lessor and Rowe Furniture in accordance with the provisions of Section 8.4 of the Master Agreement. This Lease, together with the applicable Lease Supplement and the other Operative Documents, is intended by the parties as a final expression of their lease agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

     Section  17.7   Construction.  This Lease shall not be construed more
                     ------------
strictly against any one party, it being recognized that both of the parties hereto have contributed substantially and materially to the preparation and negotiation of this Lease.

     Section  17.8   Headings.  The Table of Contents and headings of the
                     --------
various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

     Section  17.9   Counterparts.  This Lease may be executed by the parties
                     ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section  17.10   GOVERNING LAW.  THIS LEASE SHALL IN ALL RESPECTS BE
                      -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD OR MORTGAGE ESTATES HEREUNDER, AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED.

     Section  17.11   Discharge of Lessee's Obligations by its Subsidiaries or
                      --------------------------------------------------------
Affiliates.  Lessor agrees that performance of any of any Lessee's obligations
----------
hereunder by one or more of such Lessee's Subsidiaries or Affiliates shall constitute performance by Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by such Lessee, but no such performance shall excuse any Lessee from any obligation not performed by it or on its behalf under the Operative Documents.

     Section  17.12   Liability of Lessor Limited. Except as otherwise expressly
                      ---------------------------
provided below in this Section 17.12, it is expressly understood and agreed by
                       -------------
and between each Lessee, Lessor and their respective successors and assigns that nothing herein contained shall be construed as creating any liability of Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, for any failure to perform any covenant, either express or implied, contained herein, all such liability (other than that resulting from Lessor's gross negligence or willful misconduct (including willful failure to act where Lessor had a duty to act), except to the extent imputed to Lessor by virtue of any Lessee's action or failure to act), if any, being expressly waived by each Lessee and by each and every Person now or hereafter claiming by, through or under any Lessee, and that, so far as Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, is concerned, each Lessee and any Person claiming by, through or under any Lessee shall look solely to the right, title and interest of Lessor in and to the Leased Properties and any proceeds from Lessor's sale or encumbrance thereof (provided, however, that no party shall be
                                      --------  -------
entitled to any double recovery) for the performance of any obligation under this Lease and under the Operative Documents and the satisfaction of any liability arising therefrom (other than that resulting from Lessor's gross negligence or willful misconduct (including willful failure to act where Lessor had a duty to act), except to the extent imputed to Lessor by virtue of any Lessee's action or failure to act).

     Section  17.13   Estoppel Certificates. Each party hereto agrees that at
                      ---------------------
any time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment or letter of intent to purchase any Leased Property or any part thereof or any Note), assignee or mortgagee or third party designated by such other party, a certificate stating (a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (b) the date to which Basic Rent has been paid; (c) whether or not there is any existing default by any Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not there is any other existing default by either party with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; (d) whether or not, to the knowledge of the signer after due inquiry and investigation, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate and (e) other items that may be reasonably requested; provided that no such certificate
                                              --------
may be requested unless the requesting party has a good faith reason for such request.

     Section  17.14   No Joint Venture. Any intention to create a joint venture,
                      ----------------
partnership or other fiduciary relationship between Lessor and any Lessee is hereby expressly disclaimed.

     Section  17.   No Accord and Satisfaction.  The acceptance by Lessor of any
                    --------------------------
sums from any Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by the Lessees hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Lessor and any Lessee regarding sums due and payable by any Lessee hereunder, unless Lessor specifically deems it as such in writing.

     Section  17.16   No Merger.  In no event shall the leasehold interests,
                      ---------
estates or rights of any Lessee hereunder, or of the holder of any Notes secured by a security interest in this Lease, merge with any interests, estates or rights of Lessor in or to the Leased Properties, it being understood that such leasehold interests, estates and rights of each Lessee hereunder, and of the holder of any Notes secured by a security interest in this Lease, shall be deemed to be separate and distinct from Lessor's interests, estates and rights in or to the Leased Properties, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same person, corporation or other entity.

     Section  17.17   Survival.  The obligations of each Lessee to be performed
                      --------
under this Lease prior to the Lease Termination Date and the obligations of Lessee pursuant to Articles III, X, XI, XIII, Sections 14.2, 14.3, 14.4, 14.5,
                   -------- ---  -  --  ----  -------------  ----  ----  ----
14.7, 14.8, Articles XV, and XVI, and Sections 17.2, 17.10 and 17.12 shall
----  ----  -------- --      ---      --------------------     -----
survive the expiration or termination of this Lease. The extension of any applicable statute of limitations by Lessor, any Lessee, the Agent or any Indemnitee shall not affect such survival.

     Section  17.18   Chattel Paper.  To the extent that this Lease constitutes
                      -------------
chattel paper (as such term is defined in the Uniform Commercial Code in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart other than the sole original counterpart, which shall be identified as the original counterpart by the receipt of the Agent.

     Section  17.19   Time of Essence.  Time is of the essence of this Lease.
                      ---------------

     Section  17.20   Recordation of Lease.  Each Lessee will, at its expense,
                      --------------------
cause this Lease or a memorandum of lease in form and substance reasonably satisfactory to Lessor and such Lessee (if permitted by Applicable Law) to be recorded in the proper office or offices in the States and the municipalities in which the Land is located.

     Section  17.21   Investment of Security Funds. The parties hereto agree
                      ---------------------------
that any amounts not payable to a Lessee pursuant to any provision of Article
                                                                      -------
VIII, X or XIV or this Section 17.21 shall be held by the Agent (or Lessor if
----  -    ---         -------------
the Loans have been fully paid) as security for the obligations of the Lessees under this Lease and the Master Agreement and of Lessor under the Loan Agreement. At such time as such amounts are payable to the Lessee, such amounts, net of any amounts previously applied to the Lessees' obligations hereunder or under the Master Agreement (which application is hereby agreed to by Lessee), shall be paid to the related Lessee. Any such amounts which are held by the Agent (or Lessor if the Loans have been fully paid) pending payment to a Lessee shall until paid to such Lessee, as provided hereunder or until applied against the Lessees' obligations herein and under the Master Agreement and distributed as provided in the Loan Agreement or herein (after the Loan Agreement is no longer in effect) in connection with any exercise of remedies hereunder, be invested by the Agent or Lessor, as the case may be, as directed from time to time in writing by Lessee (provided, however, if an Event of Default has occurred and is
                   --------  -------
continuing it will be directed by the Agent or, if the Loans have been fully paid, Lessor) and at the expense and risk of the Lessees, in Permitted Investments. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied in the same manner as the principal invested. Lessee upon demand shall pay to the Agent or Lessor, as appropriate, the amount of any loss incurred in connection with all such investments and the liquidation thereof.

     Section  17.22   [Reserved.]
                       --------

     Section  17.23   Land and Building.  If any Building and the Land on which
                      -----------------
such Building is located are subject to separate Lease Supplements, at any time that the related Lessee exercises an option to purchase such Building or such Land, or to renew this Lease with respect to such Building or such Land, or is obligated to purchase such Building or such Land as a result of an Event of Loss, an Event of Taking or an Event of Default, such purchase or renewal shall be made simultaneously with respect to all of such Building and such Land.

     Section  17.24   Joint and Several. Each obligation of each Lessee
                      -----------------
hereunder shall be a joint and several obligation of all of the Lessees.

     Section 17.25    Lease Senior.  Anything contained in the Operative
                      ------------
Documents to the contrary notwithstanding, in event of any conflict between the terms of this Master Lease Agreement and the other Operative Documents regarding provisions of the Master Lease Agreement, the terms of this Master Lease shall govern.

     Section 17.26    Agent to Communicate with Funding Parties. Notwithstanding
                      -----------------------------------------
any provision to the contrary contained in any Operative Document, wherever in any Operative Document the consent of, or notice to, any Funding Party is required, each Obligor shall be entitled to request such consent directly from, or give such notice directly to, the Agent on behalf of the applicable Funding Parties, and the Agent shall thereupon be responsible for presenting such request or forwarding such notice to the applicable Funding Parties, and for communicating any response back to the initiating Obligor. An Obligor shall be deemed to have complied with any requirement of requesting consent from or providing notice to any Funding Party upon its delivery of such request or notice to Agent in compliance with the notice provisions of the applicable Operative Document, and such Obligor may rely on any response properly delivered by the Agent on behalf of such Funding Party to such Obligor. Nothing in this Section shall diminish or negate the right of any Funding Party to receive notice or provide consent under any Operative Document but Lessee's obligation to provide any required consent or notice shall be satisfied by providing such consent or notice to Agent.


                            [Signature page follows]

   IN WITNESS WHEREOF, the undersigned have each caused this Lease Agreement to be duly executed and delivered and attested by their respective officers thereunto duly authorized as of the day and year first above written.



                                    ROWE FURNITURE, INC.,
                                    as Lessee


                                    By:   /s/ Garry W. Angle
                                       ----------------------
                                       Name:  Garry W. Angle
                                       Title: Treasurer

                                    ATLANTIC FINANCIAL GROUP, LTD.,
                                    as Lessor

                                    By:  Atlantic Financial Managers,
                                         Inc., its General Partner



                                         By:    /s/ Stephen Brookshire
                                            --------------------------
                                             Name:  Stephen Brookshire
                                             Title: President

                                                        EXHIBIT A

                      THIS IS A CREDIT LINE DEED OF TRUST
                      -----------------------------------

     [THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE.]

This Instrument was prepared by
and when recorded return to:

Rex A. Palmer, Esq.
Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603



                VIRGINIA LEASE SUPPLEMENT, MEMORANDUM OF LEASE
                   AND DEED OF TRUST AND SECURITY AGREEMENT

     THIS VIRGINIA LEASE SUPPLEMENT, MEMORANDUM OF LEASE AND DEED OF TRUST AND SECURITY AGREEMENT (this "Lease Supplement") dated as of August ___, 1999
                          ----------------
between ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, having an address of 2311 Cedar Springs Road, Suite 150, Dallas, Texas 75201 as the lessor (the "Lessor") [The Lessor being referred to as a "Grantor" and a "Grantee" for
      ------
indexing purposes], and ROWE FURNITURE, INC., a Virginia corporation, having an address of 239 Rowan Street, Salem, Virginia 24153, as lessee (the "Lessee")
                                                                    ------
[The Lessee being referred to as a "Grantor" and a "Grantee" for indexing purposes] and _________________, as trustee (the "Trustee"), a resident of the
                                                  -------
_________________, Virginia and having an address at
___________________________________________________ [The Trustee being referred to as a "Grantee" under this Lease Supplement for indexing purposes] as Grantee under this Deed of Trust for indexing purposes.

     WHEREAS Lessor is the owner of the land described on Exhibit A hereto (the
                                                          ---------
"Land") and wishes to lease the Land and any Building and other improvements now
 ----
on the Land or which hereafter may be constructed on the Land pursuant to the Lease to Lessee excluding, however, Lessee's Property;

THIS IS A CREDIT LINE DEED OF TRUST securing future advances from the Lessor to the Lessee. The name of the Lessor is Atlantic Financial Group, Ltd., a Texas limited partnership having an address of 2311 Cedar Springs Road, Suite 150, Dallas, Texas 75201. The maximum aggregate amount of principal to be secured by the property described herein at any one time shall not exceed $________________________.


     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Definitions; Interpretation.  For purposes of this Lease
                 ---------------------------
Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A attached hereto and incorporated by reference, dated as of August ___, 1999, between Lessee and Lessor; and the rules of interpretation set forth in Appendix A attached hereto are also incorporated herein by reference.

     SECTION 2.  The Properties.  Effective upon the execution and delivery of
                 --------------
this Lease Supplement by Lessor and Lessee, the Land and all Buildings and other improvements on the Land or which hereafter may be constructed on the Land pursuant to the Lease but excluding Lessee's Property (the "Subject Property")
                                                            ----------------
shall be subject to the terms and provisions of the Lease and Lessor hereby leases the Subject Property to Lessee and hereby grants, conveys, transfers and assigns to Lessee those interests, rights, titles, estates, powers and privileges provided for in the Lease with respect to the Subject Property (collectively, the "Appurtenant Rights") and Lessee hereby hires and leases the
                    ------------------
Subject Property together with the Appurtenant Rights from the Lessor. The term of the Lease with respect to the Subject Property begins on the date hereof and ends on ________, 2004 subject to the right of the Lessee to extend the Lease for two five-year periods subject to the conditions set forth in the Lease. The Lease contains certain purchase rights and options during the term of the Lease pursuant to which the Lessee may acquire the Subject Property, all as more fully set forth in the Lease. A copy of the Lease is on file in the office of the Lessor.

     SECTION 3.  Interest Conveyed to Lessee; Deed of Trust.  Lessor and Lessee
                 ------------------------------------------
intend that the Lease and this Lease Supplement be treated, for accounting purposes, as an operating lease. For all other purposes, Lessee and Lessor intend that the transaction represented by the Lease and this Lease Supplement be treated as a financing transaction; for such purposes, it is the intention of the parties hereto (i) that the Lease and this Lease Supplement be treated as a deed of trust and security agreement, encumbering the Subject Property, and that Lessee, as grantor, hereby grants to the Trustee, as trustee for the benefit of Lessor, as beneficiary and secured party, or any successor thereto, the Subject Property and a first and paramount Lien thereon, (ii) that Lessor shall have, as a result of such determination, all of the rights, powers and remedies of a deed of trust beneficiary or secured party available under Applicable Law to take possession of and sell (whether by foreclosure or otherwise) any Subject Property, (iii) the Trustee shall have the customary powers of a trustee under a deed of trust on real property, (iv) that the effective date of such deed of trust shall be the effective date of this Lease Supplement, (v) that the recording of this Lease Supplement shall be deemed to be the recording of such deed of trust, and (vi) that the obligations secured by such deed of trust shall include the Lessor's Funded Amounts and all Basic Rent and Supplemental Rent hereunder and all other obligations of and amounts due from Lessee to Lessor hereunder and under the Operative Documents. In furtherance of the foregoing, Lessor (for the remainder of this Section called "Agent"), and Lessee (for the
                                                  -----
remainder of this Section called "Grantor") agree as follows:
                                  -------

          A. This instrument shall constitute a Deed of Trust and Security Agreement dated as of August __, 1999 (this "Deed of Trust"), made by
                                                  -------------
     Lessee (the "Grantor") having an address at 239 Rowan Street, Salem,
                  -------
     Virginia 24153 to _________________________, a resident of ____________,
     Virginia, trustee ("Trustee") having an address at
                         -------
     ___________________________________________________________________________
     ____________________________________________, and grantee for indexing purposes, for the benefit of Atlantic Financial Group, Ltd., a Texas limited partnership, doing business in Virginia as Atlantic Financial Group, L.P., having an address at 2311 Cedar Springs Road, Suite 150, Dallas, Texas 75201 ("Loan Party").
                           ----------

          B. TO SECURE PAYMENT OF ALL AMOUNTS OWING BY GRANTOR UNDER THE LEASE AND THE OTHER OPERATIVE DOCUMENTS, THE GRANTOR HEREBY CONVEYS ALL OF THE GRANTOR'S THE SUBJECT PROPERTY AND ALL RENTS, LEASES, ISSUES AND PROCEEDS THEREOF (INCLUDING AWARDS AND LOSS PROCEEDS) TO THE TRUSTEE AND HEREBY GRANTS, ASSIGNS, TRANSFERS, WARRANTS AND SETS OVER, EXCEPT AS HEREINAFTER SET FORTH, WITH GENERAL WARRANTY OF TITLE TO THE TRUSTEE, IN TRUST FOR THE USE AND BENEFIT OF THE LOAN PARTY, AND GRANTS THE LOAN PARTY AND THE TRUSTEE A SECURITY INTEREST IN THE SUBJECT PROPERTY AND ALL RENTS, LEASES, ISSUES AND PROCEEDS THEREOF (INCLUDING INSURANCE AND CONDEMNATION PROCEEDS), TO HAVE AND TO HOLD the Subject Property and the rights and privileges hereby granted unto the Trustee, its successors and assigns for the uses and purposes set forth, until all amounts due from Grantor under the Lease are paid, subject, however, to easements, conditions and restrictions of record to the extent the same lawfully affect the Subject Property.

          C. If an Event of Default has occurred and is continuing under the Lease, at the direction of the Loan Party:

          (i) the Trustee or its agents may enter and take possession of the Subject Property by actual physical possession or by written notice served personally upon or sent by registered or certified mail, postage prepaid, to Grantor, and Grantor shall surrender possession upon request and Trustee may take possession without further authorization required, and may let the Trust Property and receive the rents, issues and profits thereof, make repairs and apply said rentals and profits, after payment of all necessary or proper charges and expenses, on account of the amounts hereby secured.

          (ii) the Trustee, shall, as a matter of right, at the option of the Loan Party, be entitled to the appointment of a receiver for the Subject Property, and the Grantor hereby consents to such appointment and waives notice of any application therefor.

          (iii) Trustee may proceed to sell the Subject Property at public auction, as a whole or in such parcels, for cash or credit and, in addition to the requirements imposed by state law, upon any terms as the Trustee deems appropriate. Before such sale at public auction is made, there shall first be advertisement of the time, place and terms of sale at least once a week for four (4) successive weeks in a newspaper published or having a general circulation in the City or County of Virginia, as applicable, in which the Land is located. At least fourteen (14) days prior to such sale, or in the event that such sale is postponed, any subsequent sale, written notice of the time, place and terms of sale shall be given by certified or registered mail to the Grantor at its address for notice as provided above. In the event the sale is postponed, the Trustee shall advertise the postponed subsequent sale in the same manner as the original advertisement of sale provided for above. Loan Party may become the purchaser of the Subject Property so sold, and no purchaser shall be required to see to the proper application of the purchase money. The proceeds of any such sale shall be applied as required by Section 55-59.4 of the Code of Virginia of 1950, as amended and in effect on the date hereof (the "Code").
                                                             ----

          D. The Grantor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Subject Property or any interest therein.

          E. The Trustee shall be entitled to enforce payment of the indebtedness and performance of the Lessee's obligations and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Lessee's obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect the Trustee's right to realize upon or enforce any other security now or hereafter held by the Trustee, it being agreed that the Trustee shall be entitled to enforce this instrument and any other security now or hereafter held by the Trustee in such order and manner as the Trustee or the Loan Party may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Trustee or the Loan Party is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Trustee or the Loan Party or to which they may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Loan Party. In no event shall the Trustee, in the exercise of the remedies provided in this instrument (including, without limitation, the appointment of a receiver and the entry of such receiver on to all or any part of the Subject Property), be deemed a "mortgagee in possession," and the Trustee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

          F. The Trustee's sole duty with respect to the custody, safekeeping and physical preservation of any Subject Property in its possession, under
     Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Trustee deals with similar property for its own account. Neither the Trustee, the Loan Party nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Subject Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Subject Property upon the request of the Grantor or any other Person or to take any other action whatsoever with regard to the Subject Property or any part thereof.

          G. All powers, authorizations and agencies contained in this Deed of Trust are coupled with an interest and are irrevocable until this instrument is terminated and the lien created hereby is released.

          H. Pursuant to Section 9-402 of the Uniform Commercial Code, the Grantor authorizes the Trustee or the Loan Party to file financing statements with respect to the Subject Property with the signature of the Grantor in such form and in such filing offices as the Trustee or the Loan Party reasonably determines appropriate to perfect the security interests of the Trustee and the Loan Party under this Deed of Trust. A carbon, photographic or other reproduction of this Deed of Trust shall be sufficient as a financing statement for filing in any jurisdiction.

          I. It is the intention of the parties hereto that this instrument shall constitute a Security Agreement within the meaning of the Uniform Commercial Code of the State in which the Subject Property is located (the "Uniform Commercial Code"). If an Event of Default shall occur and be
      -----------------------
     continuing, then in addition to having any other right or remedy available at law or in equity, the Trustee, at the direction of the Loan Party, shall have the option of either (i) proceeding under the Uniform Commercial Code and exercising such rights and remedies as may be provided to a secured party by the Uniform Commercial Code with respect to all or any portion of the Subject Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Subject Property in accordance with the Trustee's rights, powers and remedies with respect to the real property (in which event the default provisions of the Uniform Commercial Code shall not apply). If the Trustee, at the direction of the Loan Party, shall elect to proceed under the Uniform Commercial Code, then five days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Trustee or the Loan Party shall include, but not be limited to, reasonable attorneys' fees and legal expenses. At the Trustee's request, the Grantor shall assemble the personal property and make it available to the Trustee and the Loan Party at a place designated by the Trustee or the Loan Party which is reasonably convenient to both parties.

          The Grantor, the Trustee and the Loan Party further agree, to the extent permitted by law, that this instrument upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Uniform Commercial Code.

          The Grantor, upon request by the Trustee or the Loan Party from time to time, shall execute, acknowledge and deliver to the Trustee or the Loan Party one or more separate security agreements, in form reasonably satisfactory to the Trustee and the Loan Party, covering all or any part of the Subject Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as the Trustee or the Loan Party may reasonably request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this instrument. The Grantor further agrees to pay to the Trustee and the Loan Party on demand all costs and expenses actually and reasonably incurred by the Trustee or the Loan Party in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements the Trustee or the Loan Party shall reasonably require. If the Grantor shall fail to furnish any financing or continuation statement within 10 days after request by the Trustee or the Loan Party, then pursuant to the provisions of the Uniform Commercial Code, the Grantor hereby authorizes the Trustee and the Loan Party, without the signature of the Grantor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of the Trustee to proceed against any personal property encumbered by this Deed of Trust as real property, as set forth above.

          J. The Grantor acknowledges that in connection with the rights and responsibilities of the Trustee under this instrument with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this instrument, as between the Grantor and the Loan Party, the Trustee shall be conclusively presumed to be acting as agent for the Loan Party with full and valid authority so to act or refrain from acting, and the Grantor shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

          K. Except as otherwise set forth herein, to the fullest extent permitted by law, the Grantor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Subject Property, (ii) any extension of the time for the enforcement of the collection of the indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Subject Property from attachment, levy or sale under execution or exemption from civil process. Except as otherwise set forth herein, to the full extent the Grantor may do so, the Grantor agrees that the Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension, reinstatement or redemption, or requiring foreclosure of this instrument before exercising any other remedy granted hereunder and the Grantor, for the Grantor and its successors and assigns, and for any and all Persons ever claiming any interest in the Subject Property, to the extent permitted by law, hereby waives and releases all rights of reinstatement, redemption, valuation, appraisement stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created.

          L. Neither the commencement nor continuation of proceedings to foreclose this instrument nor the exercise of any other rights hereunder nor the recovery of any judgment by the Trustee and the Loan Party in any such proceedings shall prejudice, limit or preclude the Trustee's and the Loan Party's rights to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Subject Property is located) which directly or indirectly secures the obligations secured hereby, and the Grantor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this instrument, and the Grantor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this instrument on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, the Trustee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the obligations secured hereby (directly or indirectly) in the most economical and least time-consuming manner.

          M. Except as provided in the Operative Documents, the Trustee and the Loan Party, with the express written consent of the Grantor, may at any time or from time to time renew or extend this instrument, or alter or modify the same in any way, or the Trustee may waive any of the terms, covenants or conditions hereof in whole or in part and may release any portion of the Subject Property or any other security, and grant such extensions and indulgences in relation to the obligations secured hereby as the Loan Party may determine without the consent of any other person and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien hereof on any part of the Subject Property.

          N. If Trustee shall be made a party to or shall intervene in any action or proceeding, whether in court or before any governmental agency, affecting the Subject Property or the title thereto or the interest of Trustee under this instrument, including, without limitation, any form of condemnation or eminent domain proceeding, Trustee shall be reimbursed by Grantor upon demand for all actual and reasonable costs, charges and reasonable attorneys' fees incurred by it in any such case. All such sums shall be secured hereby, are due and payable within ten (10) days after demand, and if not paid within ten (10) days after demand, shall bear interest at the default rate set forth in the Operative Documents.

          Trustee shall be under no duty to take any action hereunder except as expressly required, to perform any act which would involve it in expense or liability, or to institute or defend any suit in respect hereof, unless properly indemnified to its satisfaction. All reasonable expenses, charges, counsel fees and other disbursements incurred by Trustee from and after the occurrence of an Event of Default in and about the administration and execution of the trust created hereby, and the performance of its duties and powers hereunder shall be secured by this instrument prior to the indebtedness represented by the Lease, and shall bear interest at the default rate set forth in the Operative Documents. Loan Party, with or without cause, is hereby authorized and empowered to substitute and appoint, from time to time, by an instrument recorded wherever this instrument is recorded, a trustee in the place of any Trustee hereunder.

          Except as otherwise herein expressly provided, this instrument shall be construed to impose and confer upon the parties hereto, including the Loan Party, all duties, rights and obligations as set forth in Sections 55-59, 55-59.1, 55-59.2, 55-59.3, 55-59.4 and 55-60 of the Code as now in
     force and further to incorporate herein the following provisions by short form reference below, of Sections 55-59.4 and 55-60 of the Code: Renewal, extension or reinstatement permitted. Bidder's deposit of not more than 10% of the sale price may be required.

          Grantor agrees to indemnify, defend and hold Trustee harmless from and against any and all liability, loss, damage and expense, including reasonable attorneys' fees, which it may incur by reason of this instrument or by reason of any action taken by Trustee hereunder, and from and against any and all claims and demands whatsoever which may be asserted against Trustee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or conditions contained herein, unless caused by the gross negligence or willful misconduct of the Trustee. Should Trustee incur any such liability, loss, damage or expense, the amount thereof, together with interest thereon at the default rate set forth in the Operative Documents, shall be secured by this instrument and shall be payable by Grantor to Trustee within ten (10) days after demand therefor.

          O. This instrument shall not operate to place upon Loan Party any responsibility for the operation, control, care, management or repair of the Subject Property prior to Loan Party taking possession thereof, and the execution of this Deed of Trust by Grantor shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Subject Property prior to Loan Party taking possession thereof is and shall be that of Grantor.

          P. This instrument is given to secure not only existing indebtedness, but also future advances made pursuant to or as provided in the Operative Documents, whether such advances are obligatory or to be made at the option of the Loan Party, or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument, although there may be no advance made at the time of execution hereof, and although there may be no indebtedness outstanding at the time any advance is made. To the fullest extent permitted by law, the lien of this instrument shall be valid as to all such indebtedness, including all revolving credit and future advances, from the time this instrument is recorded.
     Notwithstanding anything in this instrument to the contrary, although the amount of indebtedness secured by this instrument may increase or decrease from time to time, the maximum principal amount of indebtedness secured by this instrument at any one time shall not exceed _______________________ _________________ AND NO/100 DOLLARS ($_______________) plus all costs of enforcement and collection of this instrument and the other Operative Documents, plus the total amount of any advances made pursuant to the Operative Documents to protect the collateral and the security interest and lien created hereby; together with interest on all of the foregoing as provided in the Operative Documents.

     SECTION 4.  Ratification; Incorporation.  Except as specifically modified
                 ---------------------------
hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. The terms of the Lease (as amended by this Lease Supplement) are by this reference incorporated herein and made a part hereof.

     SECTION 5.  Original Lease Supplement.  The single executed original of
                 -------------------------
this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed
                                                    -----------------
Counterpart").  To the extent that this Lease Supplement constitutes chattel
-----------
paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 6.  GOVERNING LAW.  THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF VIRGINIA, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE.

     SECTION 7.  Counterpart Execution.  This Lease Supplement may be executed
                 ---------------------
in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                              ATLANTIC FINANCIAL GROUP, LTD., doing
                              business in Virginia as ATLANTIC FINANCIAL
                              GROUP, L.P., as the Lessor

                          By: Atlantic Financial Managers, Inc., its General Partner


                                By: /s/ Stephen S. Brookshire
                                    -------------------------
                                Name:   Stephen S. Brookshire
                                Title: President

                               ROWE FURNITURE, INC., as the Lessee


                               By:
                                  ------------------------------------
                                  Name:
                                  Title:

STATE OF _________________    )
                              )  ss.:
COUNTY OF ________________    )


     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the [City] [County] of ______________, this _____ day of __________, 1999, by ________________________, as ________________ of ROWE
FURNITURE, INC., a Virginia corporation, on behalf of the corporation.



[Notary Seal]                   ____________________________
                                Notary Public


My Commission Expires:_____________________

STATE OF TEXAS                )
                              )  ss.:
COUNTY OF ________________    )


     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ______________, this _____ day of ____________, 1999, by Stephen S. Brookshire, as President of ATLANTIC FINANCIAL MANAGERS, INC, a Texas corporation, which is the general partner of ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, doing business in Virginia as ATLANTIC FINANCIAL GROUP, L.P., on behalf of such corporation as general partner of such partnership.



[Notarial Seal]                         ___________________________
                                        Notary Public



My Commission Expires:_____________________

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of the date hereof.


                              CRESTAR BANK, as the Agent



                              By:__________________________
                              Name:___________________________________
                              Title:____________________________________

                                   Exhibit A
                                   ---------